As filed with the Securities and Exchange Commission on August 27, 2007

File No. 333-124463

File No. 811-21763

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 3	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 5
(Check appropriate box or boxes)

Managed Account Series

(Exact Name of Registrant as Specified in Charter)

800 Scudders Mill Road, Plainsboro, New Jersey 08536

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (609) 282-2800

Robert C. Doll, Jr.

Managed Account Series

800 Scudders Mill Road

Plainsboro, New Jersey

Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011

(Name and Address of Agent for Service)

Copies to:

Counsel for the Fund WILLKIE FARR & GALLAGHER LLP 787 Seventh Avenue New York, New York 10019 Attention: Maria R. Gattuso, Esq.	BlackRock Advisors LLC 100 Bellevue Parkway Wilmington, Delaware 19809

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on (Date) pursuant to paragraph (b)

☐	on (Date) pursuant to paragraph (a)(1)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (Date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Titles of Securities Being Registered: Shares of Beneficial Interest.

ALTERNATIVES	BLACKROCK SOLUTIONS	EQUITIES	FIXED INCOME	LIQUIDITY	REAL ESTATE

Managed Account Series

U.S. Mortgage Portfolio

High Income Portfolio

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

Prospectus

August 27, 2007

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

Key Facts

Managed Account Series at a Glance

IMPORTANT DEFINITIONS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined highlighted terms in this prospectus in the sidebar.

Mortgage-Related Securities — securities representing an ownership interest in mortgage pools, securities issued by issuers whose primary purpose is to facilitate the making of residential or commercial mortgages, and securities whose value is derived from the value of an underlying mortgage pool or mortgage rate index.

U.S. Government Securities — debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States.

U.S. Government Agency Securities — debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies that are not direct obligations of the United States. These securities may not be backed by the full faith and credit of the United States.

What are each Portfolio’s investment objectives?

The Managed Account Series (the “Fund”) consists of four separate portfolios — the U.S. Mortgage Portfolio, the High Income Portfolio, the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio. Each Portfolio is, in effect, a separate fund that issues its own shares.

U.S. Mortgage Portfolio

The U.S. Mortgage Portfolio’s investment objective is to seek high total return.

High Income Portfolio

The High Income Portfolio’s primary objective is to provide shareholders with a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. This means that the main objective of the High Income Portfolio is current income — that is, it looks for securities that pay interest or dividends.

Global SmallCap Portfolio

The Global SmallCap Portfolio’s investment objective is to seek long-term growth of capital.

Mid Cap Value Opportunities Portfolio

The Mid Cap Value Opportunities Portfolio’s investment objective is to seek capital appreciation and, secondarily, income.

What are each Portfolio’s main investment strategies?

U.S. Mortgage Portfolio

The U.S. Mortgage Portfolio invests primarily in mortgage-related securities. The securities in which the Portfolio may invest include U.S. Government securities, U.S. Government Agency securities, securities issued by U.S. Government instrumentalities and U.S. Government sponsored enterprises, and other mortgage-backed securities or mortgage-related securities issued by the U.S. Government or by private issuers. Under normal circumstances, the Portfolio will invest at least 80% of its assets in mortgage-backed securities and other mortgage-related securities.

The Portfolio seeks to achieve its investment objective by selecting securities of any maturity issued or guaranteed by the U.S. Government, by various agencies of the U.S. Government, by various instrumentalities that have been established or sponsored by the U.S. Government, or securities issued by banks or other financial institutions. Some of these securities are issued and/or guaranteed by the U.S. Government and are

IMPORTANT DEFINITIONS

Government-Sponsored Enterprises — private corporations sponsored by the Federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or Federal National Mortgage Association (“Fannie Mae”). Securities issued by these entities are generally not supported by the full faith and credit of the United States.

Mortgage-Backed Securities — securities that give the holder the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans, which in some cases are guaranteed by government agencies.

Investment Grade — the four highest rating categories of recognized rating agencies, including Moody’s, S&P and Fitch.

Fixed-Income Securities — securities, including debt securities, that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times.

Junk Bonds — fixed-income securities rated below investment grade by recognized rating agencies, including Moody’s, S&P and Fitch, or unrated securities that Portfolio management believes are of comparable quality.

Equity Securities — common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock.

supported by the full faith and credit of the United States. Other securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises. Other securities are issued by banks and other financial institutions. These securities are primarily investment grade, but are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises.

In selecting portfolio securities, Portfolio management will consider the relative yield of different types of securities and its assessment of future interest rate patterns.

High Income Portfolio

The High Income Portfolio seeks growth of capital by looking for investments that will increase in value. However, the Portfolio’s investments emphasize current income more than growth of capital. The Portfolio normally invests more than 90% of its assets in fixed-income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations. Both U.S. and foreign companies and governments may issue these securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities rated below investment grade or in unrated securities that Portfolio management believes are of comparable quality. Fixed-income securities rated below investment grade are those that are rated in the lower rating categories by at least one of the recognized rating agencies including Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”). Securities rated below Baa by Moody’s or below BBB by S&P or Fitch are commonly known as “junk bonds.” The Portfolio may invest in fixed-income securities of any duration or maturity.

The Portfolio may also invest in derivative securities for hedging purposes or to increase the return on its investments.

The Portfolio will invest most of its assets in securities issued by U.S. issuers, but may also invest a portion of its assets in securities issued by foreign issuers.

Global SmallCap Portfolio

The Global SmallCap Portfolio invests primarily in a portfolio of equity securities of smallcap issuers located in various foreign countries and in the United States. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of smallcap issuers. The Portfolio will invest in securities of issuers from a variety of countries, including those in emerging markets. Because its strategy of investing in smallcap issuers is applied on a global basis, some of the smallcap issuers in which the Portfolio invests may rank among the largest companies in

IMPORTANT DEFINITIONS

Smallcap Issuers — smallcap issuers are those whose market capitalization is similar to the market capitalization of companies in the Morgan Stanley Capital International (MSCI) World Small Cap IndexSM at the time of the Portfolio’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered small market capitalization companies for purposes of the 80% policy. As of June 30, 2007, the MSCI World Small Cap IndexSM included companies with capitalizations between $31.6 million and $2.97 billion. The market capitalization of companies in the index changes with market conditions and the composition of the index.

Emerging Growth Companies — companies of any market capitalization without a long or consistent history of earnings but that Portfolio management believes have the potential for earnings growth over an extended period of time.

terms of market capitalization in certain countries. The Portfolio may also invest in equity securities issued by emerging growth companies. The Portfolio will invest in equity securities of companies throughout the world. For purposes of the above policies, market capitalization is determined at the time of purchase. The Portfolio can invest in securities denominated in either U.S. dollars or foreign currencies.

Portfolio management chooses securities using a combination of “top down” and “bottom up” investment styles.

Mid Cap Value Opportunities Portfolio

The Mid Cap Value Opportunities Portfolio invests primarily in equity securities that Portfolio management believes are undervalued and therefore represent an investment value. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of mid cap companies. The Portfolio purchases securities that Portfolio management believes have long term potential to grow in size or to become more profitable or that the stock market may value more highly in the future. Portfolio management places particular emphasis on stocks trading at the low end of one or more historical valuation measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Such companies also may have particular qualities that affect the outlook for such companies, including attractive market niche. The Portfolio purchases primarily common stock of U.S. companies in trying to meet its objective. The Portfolio may also invest in securities issued by foreign companies and in securities denominated in currencies other than the U.S. dollar.

What are the main risks of investing in the Portfolios?

No Portfolio can guarantee that it will achieve its investment objective.

As with any fund, the value of a Portfolio’s investments — and, therefore, the value of a Portfolio’s shares — may fluctuate. These changes may occur because a particular market in which the Portfolio invests is rising or falling, or in response to interest rate changes. Generally, when interest rates go up, the value of fixed-income securities goes down. In addition, there are specific factors that may affect the value of a particular security. Also, Portfolio management may select securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies. If the value of a Portfolio’s investments goes down, you may lose money.

U.S. Mortgage Portfolio

In general, mortgage-backed and mortgage-related securities and U.S. Government and U.S. Government Agency securities with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than securities with shorter maturities.

The U.S. Mortgage Portfolio’s investments in fixed income securities will be subject to credit risk, call and redemption risk and interest rate risk. The Portfolio’s investments will also be subject to the risks associated with investments in mortgage-backed securities, including prepayment

IMPORTANT DEFINITIONS

Mid Cap Companies — mid cap companies are those whose market capitalization is similar to the market capitalization of companies in the Russell Mid Cap® Index or the S&P Mid Cap® 400 Index at the time of the Portfolio’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered mid cap companies for purposes of the Portfolio’s 80% investment policy. As of June 30, 2007, the Russell Mid Cap® Index included companies with capitalizations between $1.4 billion and $22.4 billion, and as of June 30, 2007, the S&P Mid Cap® 400 Index included companies with capitalizations between $510 million and $10.6 billion. The market capitalization of the companies in each index changes with market conditions and the composition of the index.

Common Stocks — securities representing shares of ownership of a corporation.

Credit Risk — credit risk is the risk that the issuer of a fixed income security will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Call and Redemption Risk — a bond’s issuer may have the right to call a bond for redemption before it matures. If an issuer exercises this right in connection with a bond the Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

Interest Rate Risk — interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase.

risk and extension risk. Mortgage-backed securities may be issued by the U.S. Government or its agencies or instrumentalities, or by government sponsored enterprises, and by private issuers. Mortgage-backed securities may often not, therefore, be backed by the full faith and credit of the United States.

High Income Portfolio

The High Income Portfolio is subject to credit risk and interest rate risk. The Portfolio may invest its assets in foreign securities, which may involve additional risks beyond those of U.S. securities, such as changes in foreign currency exchange rates, liquidity risk, and political, social and economic instability. The Portfolio is also generally subject to greater risk because it invests primarily in junk bonds. Investing in junk bonds is generally riskier than investing in higher quality bonds — price fluctuations may be larger and more frequent, and there is greater risk of losing both income and principal.

In addition, because the Portfolio may invest a substantial portion of its assets in derivative instruments, the Portfolio is exposed to the risks associated with such investments. Derivatives may be volatile and involve significant risks, including credit risk, counterparty risk (the risk that the counterparty in a transaction will be unable to honor its obligations), leverage risk (the risk that relatively small market movements may result in large changes in the value of an investment) and liquidity risk (the risk that certain securities may be difficult or impossible to sell at the time or price that the seller would like).

Global SmallCap Portfolio

The Global SmallCap Portfolio invests primarily in small cap companies including emerging growth companies. Small cap and emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a smaller number of key personnel. If a product fails, or if management changes, or if there are other adverse developments, the Portfolio’s investment in a small cap or emerging growth company may lose substantial value. The securities of small cap and emerging growth companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger, more established companies. Investing in small cap and emerging growth companies requires a long term view.

The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities. These risks are greater for investments in emerging markets.

Mid Cap Value Opportunities Portfolio

The Mid Cap Value Opportunities Portfolio will invest primarily in mid cap companies which may be less liquid and more volatile than larger capitalization companies.

IMPORTANT DEFINITIONS

Prepayment Risk — the risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Fund may be required to invest the proceeds in securities with lower yields.

Extension Risk — the risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Currency Risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

The Portfolio follows an investing style that favors value investments. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Portfolio may underperform other equity funds that use different investing styles.

The Portfolio may invest in foreign securities. Foreign investing involves special risks — including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments. Foreign securities may also be less liquid and harder to value than U.S. securities.

Who should invest?

Investors should consider their own investment goals, time horizon and risk tolerance before investing in a Portfolio. An investment in a Portfolio may not be appropriate for all investors and is not intended to be a complete investment program.

U.S. Mortgage Portfolio

The U.S. Mortgage Portfolio may be an appropriate investment for you if you:

■	Are investing with long term goals
■	Want a professionally managed portfolio of mortgage-related securities, including those issued by the U.S. Government, its agencies or instrumentalities
■	Are willing to accept the risk that the value of your investment may decline as a result of interest rate movements in order to seek high current return
■	Are looking for an investment that provides income with minimal credit risk

High Income Portfolio

The High Income Portfolio may be an appropriate investment for you if you:

■	Are looking for an investment that provides current income
■	Want a professionally managed and diversified portfolio without the administrative burdens of direct investments in fixed-income securities
■	Are willing to accept the risk of loss of income and principal caused by negative economic developments, changes in interest rates or adverse changes in the price of bonds in general
■	Are willing to accept greater credit risk

Global SmallCap Portfolio

The Global SmallCap Portfolio may be an appropriate investment for you if you:

■	Are investing with long term goals
■	Want a professionally managed and diversified portfolio of global small cap investments

■	Are looking for exposure to a variety of foreign markets
■	Are willing to accept the risks of small cap, emerging growth and foreign investing in order to seek long term growth of capital
■	Are not looking for a significant amount of current income

Mid Cap Value Opportunities Portfolio

The Mid Cap Value Opportunities Portfolio may be an appropriate investment for you if you:

■	Are investing to achieve long term goals
■	Want a professionally managed and diversified portfolio of equity securities issued by mid cap companies
■	Are willing to accept the risk that the value of your investment may decline in order to seek capital appreciation
■	Are not looking for a significant amount of current income

Who may invest?

Shares of each Portfolio may be purchased only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or certain of its affiliates (individually or collectively referred to as “BlackRock”), to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

U.S. Mortgage Portfolio

Risk/Return Bar Chart

The bar chart and table shown below provide an indication of the risks of investing in the U.S Mortgage Portfolio. The bar chart shows the performance for the Portfolio’s shares for each completed calendar year since the Portfolio’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with those of the Lehman Brothers U.S. Mortgage-Backed Securities Index. How the Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 3.77% (quarter ended September 30, 2006) and the lowest return for a quarter was -0.24% (quarter ended June 30, 2006). The year-to-date return as of June 30, 2007 was 0.94%.

The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Life of Fund†
U.S. Mortgage Portfolio
Return Before Taxes*	5.14%	4.05%
Return After Taxes on Distributions*	3.24%	2.28%
Return After Taxes on Distributions and Sale of Fund Shares*	3.30%	2.42%
Lehman Brothers U.S. Mortgage-Backed Securities Index**	5.22%	4.34%
†	Inception date is July 29, 2005.
*	Includes all applicable fees and sales charges.
**	This unmanaged index includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria.

High Income Portfolio

The bar chart and table shown below provide an indication of the risks of investing in the High Income Portfolio. The bar chart shows the performance for the Portfolio’s shares for each completed calendar year since the Portfolio’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with those of the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index. How the Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 3.94% (quarter ended December 31, 2006) and the lowest return for a quarter was 0.41% (quarter ended June 30, 2006). The year-to-date return as of June 30, 2007 was 3.99%.

The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Life of Fund†
High Income Portfolio
Return Before Taxes*	11.77%	9.02%
Return After Taxes on Distributions*	8.73%	5.96%
Return After Taxes on Distributions and Sale of Fund Shares*	7.54%	5.86%
Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index**	10.76%	7.59%
†	Inception date is July 29, 2005.
*	Includes all applicable fees and sales charges.
**	This unmanaged index is comprised of issues that meet the following criteria; at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the Index.

Global SmallCap Portfolio

The bar chart and table shown below provide an indication of the risks of investing in the Global SmallCap Portfolio. The bar chart shows the performance for the Portfolio’s shares for each completed calendar year since the Portfolio’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with those of the MSCI World Small Cap Index and MCSI World Index. How the Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 12.86% (quarter ended December 31, 2006) and the lowest return for a quarter was -5.18% (quarter ended June 30, 2006). The year-to-date return as of June 30, 2007 was 12.61%.

The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Life of Fund†
Global SmallCap Portfolio
Return Before Taxes*	18.98%	17.40%
Return After Taxes on Distributions*	18.23%	16.84%
Return After Taxes on Distributions and Sale of Fund Shares*	12.31%	14.50%
MSCI World Small Cap Index**	17.20%	17.56%
MCSI World Index***	20.07%	18.11%
†	Inception date is August 2, 2005.
*	Includes all applicable fees and sales charges.
**	This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets.
***	This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 23 countries, including the United States.

Mid Cap Value Opportunities Portfolio

The bar chart and table shown below provide an indication of the risks of investing in the Mid Cap Value Opportunities Portfolio. The bar chart shows the performance for the Portfolio’s shares for each completed calendar year since the Portfolio’s inception. Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for the Portfolio’s shares for the periods shown with those of the Standard & Poor’s (S&P) MidCap 400 Index. How the Portfolio performed in the past (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 8.06% (quarter ended March 31, 2006) and the lowest return for a quarter was -2.40% (quarter ended June 30, 2006). The year-to-date return as of June 30, 2007 was 12.64%.

The after-tax returns are calculated using the historical highest applicable marginal Federal individual income tax rates in effect during the periods measured and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts, or through tax advantaged education savings accounts.

Average Annual Total Returns (for the periods ended December 31, 2006)	One Year	Life of Fund†
Mid Cap Value Opportunities Portfolio
Return Before Taxes*	14.30%	13.84%
Return After Taxes on Distributions*	11.34%	11.51%
Return After Taxes on Distributions and Sale of Fund Shares*	9.32%	10.44%
Standard & Poor’s (S&P) MidCap 400 Index**	10.32%	8.94%
†	Inception date is August 2, 2005.
*	Includes all applicable fees and sales charges.
**	This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

UNDERSTANDING

EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid directly by the shareholder:

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

Expenses paid indirectly by the shareholder:

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Management Fee — a fee paid to the Manager for managing the Fund.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries, advertising and promotion.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for account maintenance activities.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which each portfolio invests a portion of its assets.

Fees and Expenses

The U.S. Mortgage Portfolio, the High Income Portfolio, the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio each offer one class of shares. This table shows the different fees and expenses that you may pay if you buy and hold shares of a Portfolio. Future expenses may be greater or less than those indicated below.

Shareholder Fees (fees paid directly from your investment):	U.S. Mortgage Portfolio	High income Portfolio		Global SmallCap Portfolio		Mid Cap Value Opportunities Portfolio
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)	None	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	None		None		None
Maximum Sales Charge (Load) imposed on Dividend Reinvestments	None	None		None		None
Redemption Fee	None	None		None		None
Exchange Fee	None	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fee	0.46%	0.41%		0.85%		0.65%
Distribution and/or Service (12b-1) Fees	None	None		None		None
Other Expenses (including transfer agency fees)(a)	0.21%	0.25%		0.44%		0.24%
Acquired Fund Fees and Expenses	— (c)	0.01	%(b)	0.02	%(b)	0.02	%(b)
Total Annual Fund Operating Expenses	0.67%	0.67	%(b)	1.31	%(b)	0.91	%(b)
Total Fees and Expenses Waived(d)	(0.67)%	(0.66)%		(1.29)%		(0.89)%
Net Annual Fund Operating Expenses	0.00%	0.01	%(b)(d)	0.02	%(b)(d)	0.02	%(b)(d)
(a)	Financial Data Services, Inc., an affiliate of the Manager, provides transfer agency services to each Portfolio.
(b)	The Total and Net Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s most recent annual report, given that the Fund’s most recent annual report does not include Acquired Fund Fees and Expenses.
(c)	Acquired Fund Fees and Expenses of the U.S. Mortgage Portfolio were less than 0.01%.
(d)	The Manager has contractually agreed to waive all fees and pay or reimburse all direct expenses of each Portfolio, except extraordinary expenses. This agreement has no fixed term. However, each Portfolio is subject to certain indirect expenses in connection with its investment in other investment companies. These acquired fund fees and expenses are not paid directly by each Portfolio but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Portfolio’s investment. Such expenses cannot, therefore, be reimbursed by the Manager. Excluding these indirect expenses, the net annual operating expenses of each Portfolio is 0%.

The table shows the net expenses of each Portfolio reflecting the fact that the Manager is absorbing all expenses of operating each Portfolio, and is waiving or reimbursing any fees to each Portfolio. You should be aware, however, that each Portfolio is an investment option for certain “wrap-fee” program accounts or other separate accounts managed by BlackRock for which it receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or its affiliate. You should read carefully the wrap-fee or other program brochure provided to you by the sponsor or BlackRock. The brochure is required to include information about the fees charged to you and, in the case of a wrap-fee program, the fees paid by the sponsor to BlackRock. You pay no additional fees or expenses to purchase or redeem shares of each Portfolio.

Examples:

These examples are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, and that a Portfolio’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year(a)	3 Years(a)	5 Years(a)	10 Years(a)
U.S. Mortgage Portfolio	$0	$0	$0	$0
High Income Portfolio	$1	$3	$6	$13
Global SmallCap Portfolio	$2	$6	$11	$26
Mid Cap Value Opportunities Portfolio	$2	$6	$11	$26
(a)	The Manager has contractually agreed to waive all fees and pay or reimburse all expenses of each Portfolio, except extraordinary expenses. This agreement has no fixed term. The examples, reflecting the fact that the Manager is absorbing all direct expenses of operating each Portfolio, and is waiving or reimbursing any fees to each Portfolio. However, each Portfolio is subject to certain indirect expenses in connection with its investment in other investment companies. These acquired fund fees and expenses are not paid directly by each Portfolio but are taken out of the assets of the underlying fund in which it invests and result in a lower net asset value for the Portfolio’s investment. Such expenses cannot, therefore, be reimbursed by the Manager. Excluding these indirect expenses, the expense of investing in each Portfolio is $0.

Details About the Fund

How the U.S. Mortgage Portfolio Invests

ABOUT THE MANAGER

AND SUB-ADVISERS

Each Portfolio is managed by BlackRock Advisors, LLC. The U.S. Mortgage Portfolio and the High Income Portfolio are sub-advised by BlackRock Financial Management, Inc. The Mid Cap Value Opportunities Portfolio and the Global SmallCap Portfolio are sub-advised by BlackRock Investment Management, LLC. As used in this Prospectus, the term “Manager” includes, where applicable, each sub-adviser.

ABOUT THE PORTFOLIO

MANAGERS OF THE

U.S. MORTGAGE

PORTFOLIO

U.S. Mortgage Portfolio is managed by Andrew Phillips and Eric Pellicciaro.

The U.S. Mortgage Portfolio’s investment objective is to seek high total return.

Outlined below are the main strategies the U.S. Mortgage Portfolio uses in seeking to achieve its investment objective:

The U.S. Mortgage Portfolio invests primarily in mortgage-backed and other mortgage-related securities. The securities in which the Portfolio may invest include U.S. Government securities and U.S. Government Agency securities, including mortgage-backed or mortgage-related securities issued by the U.S. Government, its agencies or instrumentalities or by private issuers. Under normal circumstances, at least 80% of the Portfolio’s assets will be invested in mortgage-backed or other mortgage-related securities that are issued by issuers located in the United States. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders.

The Portfolio may invest in U.S. Government securities or securities issued by a bank or other financial institution. A significant portion of the Portfolio’s assets will normally be invested in U.S. Government securities representing ownership interests in mortgage pools or U.S. Government, U.S. Government Agency, U.S. Government sponsored enterprises and U.S. Government instrumentalities securities of issuers whose primary purpose is to facilitate the making of residential or commercial mortgages that is, companies at least 50% of whose gross income is derived from the making of residential or commercial mortgages. These securities may be issued or guaranteed by (i) the U.S. Government, (ii) various agencies of the U.S. Government and (iii) various instrumentalities that have been established or are sponsored by the U.S. Government. Some of these securities, including securities of the National Government Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration, are issued or guaranteed by the U.S. Government and are supported by the full faith and credit of the United States. Other securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States, and are not backed by the full faith and credit of the United States, but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported only by the credit of the instrumentality, such as Fannie Mae bonds. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Portfolio will invest in obligations issued by these instrumentalities only where the Fund is satisfied that the credit risk with respect to the issuers is minimal.

The Portfolio has the authority to invest in all U.S. Government and U.S. Government Agency securities and securities issued by other U.S. government entities, but it is anticipated that the Portfolio will invest primarily in U.S. Government securities representing ownership interest in mortgage pools. The Portfolio may invest in mortgage-backed certificates issued by Ginnie Mae. Ginnie Mae certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the certificate. The average life of Ginnie Mae certificates varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 30 years. The Portfolio may also invest in mortgage-backed securities issued by Fannie Mae and Freddie Mac. In selecting portfolio securities, Portfolio management will consider the relative yield of different types of U.S. Government and U.S. Government Agency securities and its assessment of future interest rate patterns.

The Portfolio may also invest in securities issued by banks and other financial institutions. These securities are primarily investment grade, but are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises.

The Portfolio is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by mortgage-backed and mortgage-related securities. Portfolio management may adjust the average maturity of the Portfolio’s investments from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. Thus, at various times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).

Other Strategies. In addition to the main strategies discussed above, the U.S. Mortgage Portfolio may use certain other investment strategies:

The Portfolio may invest up to 5% of its assets in obligations issued or guaranteed by the International Bank for Reconstruction and Development, an international organization of which the United States is a member country.

The Portfolio may use derivatives for hedging purposes or to seek to enhance returns. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gold), or an index (such as the Standard & Poor’s 500 Index). The derivatives that the Portfolio may use include but are not limited to futures contracts and options thereon, indexed and inverse floating rate securities, and interest rate swaps and credit default swaps. The hedging strategies are intended to reduce volatility in the net asset value of Portfolio shares.

IMPORTANT DEFINITIONS

Short Sale — a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in the market price of that security.

ABOUT THE PORTFOLIO

MANAGERS OF THE HIGH INCOME PORTFOLIO

The High Income Portfolio is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth and James Keenan, who are responsible for the day-to-day management of the Portfolio’s portfolio. Jeff Gary and Scott Amero are also part of the High Income Portfolio’s management team.

The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value.

The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Portfolio also may make short sales “against the box” without being subject to such limitations. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may invest uninvested cash balances in affiliated money market funds and may also lend its portfolio securities.

How the High Income Portfolio Invests

The primary objective of the High Income Portfolio is to seek a high level of current income. The Portfolio also seeks capital appreciation when consistent with its primary goal of current income.

Outlined below are the main strategies the High Income Portfolio uses in seeking to achieve its investment objectives.

The Portfolio invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The Portfolio normally invests more than 90% of its assets in fixed-income securities.

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities rated below investment grade or in unrated securities that Portfolio management believes are of comparable quality. Fixed-income securities rated below investment grade are those that are rated in the lower rating categories by at least one of the recognized rating agencies including Baa or lower by Moody’s or BBB or lower by S&P or Fitch. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders.

Securities rated below Baa or BBB are commonly known as “junk bonds.” The Portfolio may invest up to 100% of its assets in junk bonds. The Portfolio may invest in junk bonds of any duration or maturity. Junk bonds generally are less liquid and experience more price volatility than higher rated fixed-income securities. The Portfolio may suffer a significant loss of expected future income or a significant loss of principal if its holdings default.

The Portfolio may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Portfolio management anticipates that the Portfolio’s investments in foreign issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the Portfolio may also invest in issuers in emerging markets.

IMPORTANT DEFINITIONS

Distressed Securities — securities that are subject to bankruptcy proceedings or are in default or at imminent risk of being in default.

The Portfolio may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, both for hedging purposes, as well as to increase the return on its portfolio investments. Derivatives are financial instruments whose value is derived from another security or an index such as the CSFB High Yield Index. The Portfolio may also invest in credit-linked notes, credit-linked trust certificates, structured notes, or other instruments evidencing interests in special purpose vehicles, trusts, or other entities that hold or represent interests in fixed-income securities.

Other strategies. In addition to the main strategies discussed above, the High Income Portfolio may use certain other investment strategies.

The Fund may invest up to 10% of its net assets in distressed securities.

Under unusual market or economic conditions, the Portfolio may, for temporary defensive purposes, invest up to 100% of its net assets in U.S. Government securities, certificates of deposit, bankers’ acceptances, commercial paper rated in the highest rating category by a recognized rating service, money market funds, cash or other high quality fixed-income securities that are consistent with the Portfolio’s objectives. The yield on such securities may be lower than the yield on lower-rated fixed-income securities. Temporary defensive positions may limit the potential for an increase in the value of your Portfolio’s shares or for the Portfolio to achieve its investment objectives.

The Portfolio may invest uninvested cash balances in affiliated money market funds and may lend its portfolio securities.

The Portfolio may also invest in repurchase agreements, when-issued and delayed-delivery securities, and forward commitments, and may enter into standby commitment agreements. The Portfolio may also invest up to 15% of its net assets in illiquid securities.

The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a Portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value.

The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 10% of the value of its total assets. The Portfolios may also make short sales “against the box” without limitation. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may invest in higher rated fixed-income securities if the risk of loss of income and principal to the Portfolio may be substantially reduced with only a small decrease in yield. The Portfolio may also invest up to 15% of its net assets in secondary market purchases of corporate loans. While the Portfolio does not intend to invest in common stock or other equity securities, other than preferred stocks and convertible securities, it may acquire and hold such securities in unit offerings with

ABOUT THE PORTFOLIO

MANAGER OF THE

GLOBAL SMALLCAP

PORTFOLIO

The Global SmallCap Portfolio is managed by an investment team that consists of John Coyle, CFA and Murali Balaraman, CFA fixed-income securities or in connection with an amendment, waiver, or a conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

How the Global Smallcap Portfolio Invests

The investment objective of the Global SmallCap Portfolio is to seek long-term growth of capital.

Outlined below are the main strategies the Global SmallCap Portfolio uses in seeking to achieve its investment objectives.

The Portfolio seeks to achieve its objective by investing primarily in a portfolio of equity securities of smallcap issuers located in various foreign countries and in the United States. Equity securities consist of:

■	Common stock
■	Preferred stock
■	Securities convertible into common stock
■	Rights to subscribe for common stock
■	Derivative securities or instruments, such as options and futures, the value of which is based on a common stock or group of common stocks

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of smallcap issuers. This policy is a non-fundamental policy of the Portfolio and may not be changed without 60 days prior notice to shareholders. Because its strategy of investing in smallcap issuers is applied on a global basis, some of the smallcap issuers in which the Portfolio invests may rank among the largest companies in terms of market capitalization in certain countries. The Portfolio may also invest in emerging growth companies. The Portfolio will focus on investments in common stock.

The Portfolio will invest in equity securities of companies throughout the world. There are no limits on the geographic allocation of the Portfolio’s investments. The Portfolio may also invest in companies in emerging markets such as those in Eastern Europe, Latin America and the Far East, and Portfolio management anticipates that a significant portion of the Portfolio’s investments will be in companies in such developing countries. The Portfolio may invest in securities denominated in currencies other than the U.S. dollar. The Portfolio’s return on investments denominated in foreign currencies will be affected by changes in currency exchange rates.

Portfolio management chooses securities using a combination of “top down” and “bottom up” investment styles. “Top down” means that the Portfolio seeks to allocate its investments to markets that Portfolio management believes have the potential to outperform other markets due to economic factors, such as government fiscal policies and the direction of interest rate and currency movements. “Bottom up” means that the Portfolio also selects investments based on Portfolio management’s assessment of the earning prospects of individual companies.

When assessing potential investments, Portfolio management seeks to identify companies in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. The Portfolio also invests in securities of relatively more developed companies that Portfolio management believes will receive greater market recognition as well as in securities of mature companies that Portfolio management believes are relatively undervalued in the marketplace.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever Portfolio management sees an appropriate opportunity.

Other Strategies. In addition to the main strategies discussed above, the Global SmallCap Portfolio may use certain other investment strategies.

The Portfolio may also invest in equity securities of issuers that have larger individual market capitalizations and in debt securities, foreign sovereign debt obligations, U.S. Government obligations and short-term securities including money market securities or commercial paper. The Portfolio may invest in debt securities that are rated below investment grade, which are commonly known as “junk” bonds. When choosing debt securities, Portfolio management considers various factors including the credit quality of issuers and yield analysis.

The Portfolio may engage in currency transactions to seek to hedge against the risk of loss from changes in currency exchange rates, but Portfolio management cannot guarantee that it will be able to enter into such transactions or that such transactions will be effective.

The Portfolio may use derivatives to hedge its investment portfolio against market, interest rate and currency risks or to seek to enhance its return. The derivatives that the Portfolio may use include indexed and inverse securities, options, futures, swaps and forward foreign exchange transactions.

The Portfolio may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). For example, the Portfolio may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. The Portfolio may also invest in indexed securities the potential return of which is based inversely on the change in a specified interest rate or equity index.

The Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets. The Portfolio may also make short sales “against-the-box” without regard to this restriction. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

ABOUT THE PORTFOLIO

MANAGER OF THE MID CAP VALUE OPPORTUNITIES PORTFOLIO

R. Elise Baum is the portfolio manager of the Mid Cap Value Opportunities Portfolio.

The Portfolio may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions. For temporary defensive purposes, the Portfolio also may restrict the markets in which it invests and may increase the portion of assets invested in issuers with larger capitalizations and in debt securities. Although the Portfolio will make temporary defensive investments only to the extent that Portfolio management believes they present less risk than the Portfolio’s usual investments, temporary defensive investments may limit the Portfolio’s ability to achieve long-term growth of capital.

The Portfolio may also lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds.

How the Mid Cap Value Opportunities Portfolio Invests

The investment objective of the Mid Cap Value Opportunities Portfolio is to seek capital appreciation and, secondarily, income.

Outlined below are the main strategies the Mid Cap Value Opportunities Portfolio uses in seeking to achieve its investment objectives.

The Portfolio seeks to achieve its objective by investing primarily in equity securities that Portfolio management believes are undervalued and therefore represent an investment value. The Portfolio invests primarily in a diversified portfolio of equity securities. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities of mid cap companies. This policy is a non-fundamental investment policy of the Portfolio and may not be changed without 60 days prior notice to shareholders.

In selecting securities, Portfolio management emphasizes common stock and, to a lesser extent, securities convertible into common stock, that it believes are undervalued. A company’s stock is believed to be undervalued when the stock’s current price is less than what Portfolio management believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible and intangible assets, sales and earnings growth rates, return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Portfolio management may also determine that a company is undervalued if its stock price is down because of temporary factors from which Portfolio management believes the company will recover. Portfolio management seeks to invest in mid cap companies that:

■	are trading at the low end of their historical valuation ranges based on one or more measures, such as price/book value, or price/earnings, price/sales or price/cash flow ratios;
■	have strong management;
■	have particular qualities that affect the outlook for that company such as strong research capabilities, new or unusual products or occupation of an attractive market niche; or
■	have the potential to increase earnings over an extended period of time.

Portfolio management also considers other factors, including the level of competition in an industry or the extent of government regulation. The Portfolio may also purchase the stock of a company that has suffered a recent earnings decline if Portfolio management believes that the decline is temporary or cyclical and will not significantly affect the company’s long-term growth prospects.

The Portfolio may sell a security if, for example, the stock price increases to the high end of its historical valuation range based on one or more measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Portfolio management may also sell a security if it determines that the issuer no longer meets the criteria it has established for the purchase of such securities, or if Portfolio management thinks there is a more attractive investment opportunity elsewhere.

The Portfolio may invest up to 30% of its total assets in the securities of foreign companies.

Other strategies. In addition to the main strategies discussed above, the Mid Cap Value Opportunities Portfolio may use certain other investment strategies.

Under normal circumstances, the Portfolio may invest up to 20% of its total assets in equity securities of large cap or smallcap companies, including emerging growth companies. The Portfolio may also invest in preferred stocks and non-convertible debt securities.

The Portfolio may use derivatives to seek to increase returns or to hedge the portfolio against interest rate and currency risks. The derivatives that the Portfolio may use include indexed and inverse securities, options, futures and forward foreign exchange transactions.

As a temporary measure for defensive purposes, the Portfolio may invest without limit in short term investment grade debt securities, such as commercial paper or Treasury bill agreements. The Portfolio may also increase its investment in these securities when Portfolio management is unable to find enough attractive long term investments, to reduce exposure to long term investments when Portfolio management believes it is advisable to do so on a temporary basis, or to meet redemptions. Short term investments may, therefore, limit the potential for the Portfolio to achieve its investment objective.

The Portfolio may also engage in short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Portfolio does not own declines in value. The Portfolio will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 5% of the value of its total assets. The Portfolio may also make short sales “against-the-box” without regard to this restriction. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

The Portfolio may also invest in other companies, including exchange traded funds, lend its portfolio securities and invest uninvested cash balances in affiliated money market funds.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Portfolios. As with any fund, there can be no guarantee that a Portfolio will meet its objective or that the Portfolio’s performance will be positive for any period of time.

Set forth below are the main risks of investing in a Portfolio:

The table below outlines the main risks associated with the investments and investment strategies of each Portfolio

Main Investment Risks	U.S. Mortgage Portfolio	High Income Portfolio	Global Small Cap Portfolio	Mid Cap Value Opportunities Portfolio
Market and Selection Risk	X	X	X	X
Mortgage-Backed Securities	X
Prepayment Risk	X
Extension Risk	X
Call and Redemption Risk	X	X
Interest Rate Risk	X	X
Credit Risk	X	X
Junk Bonds		X
Derivatives		X
Foreign Securities Risk		X	X	X
Emerging Market Risk			X
Small Cap and Emerging Growth Securities			X
Mid Cap Securities				X
Value Investing Style Risk				X

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a Portfolio invests will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the securities that Portfolio management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mortgage-Backed Securities — Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Portfolio has to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.” Extension risk may cause the average maturity of the Portfolio to increase.

Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed-securities.

A large percentage of mortgage-backed securities are issued by Federal government agencies such as the Government National Mortgage Association (“Ginnie Mae”), or government sponsored enterprises such as the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal National Mortgage Association (“Fannie Mae”). Principal and interest payments on mortgage-backed securities issued by the Federal Government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Such securities generally have very little credit risk, but may be subject to substantial interest rate risks. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (CMOs). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (IOs), principal only (POs) or an amount that remains after other floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Portfolio invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the Portfolio could lose all or substantially all of its investment.

Prepayment Risk — The risk that certain obligations will be paid off by the obligor more quickly than anticipated. In this event, the Portfolio may be required to invest the proceeds in securities with lower yields.

Extension Risk — The risk that certain obligations will be paid off more slowly by the obligor than anticipated causing the value of these securities to fall.

Call and Redemption Risk — A bond’s issuer may call a bond for redemption before it matures. If this happens to a bond the Portfolio holds, the Portfolio may lose income and may have to invest the proceeds in bonds with lower yields.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Portfolio may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Portfolio management.

Credit Risk — Credit risk is the risk that the issuer of a security will be unable to pay the interest or repay the principal when due. Changes in an issuer’s credit rating, or the market’s perception of an issuer’s creditworthiness may also affect the value of the Portfolio’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The High Income Portfolio invests in junk bonds, which are generally more exposed to credit risk than are investment grade securities.

Junk Bonds — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high-risk investments that may cause losses in the Portfolio. The major risk of junk bond investments include:

■

Junk bonds may be issued by less creditworthy companies. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

■

Prices of junk bonds are subject to extreme price fluctuations. Adverse changes to the issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

■

Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

■

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Portfolio before it matures. If the issuer redeems junk bonds, the Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

■

Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Portfolio’s securities than in the case with securities trading in a more liquid market.

■	The Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Derivatives — Each Portfolio may use derivative instruments for hedging purposes or to seek to enhance returns. Derivatives allow a Portfolio to increase or decrease its risk exposure more quickly and efficiently than other types of instruments.

Derivatives are volatile and involve significant risks, including:

Credit risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Leverage risk — the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Each Portfolio may use derivatives for hedging purposes, including anticipatory hedges, as well as to seek to enhance returns. Hedging is a strategy in which a Portfolio uses a derivative to offset the risks associated with other Portfolio holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by a Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Portfolio’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. Each Portfolio is not required to use hedging and may choose not to do so.

Because each Portfolio may invest in derivatives to seek to enhance returns, such investments will expose a Portfolio to the risks outlined above to a greater extent than if the Portfolio used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the

United States. However, such investments often involve risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices, or impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect the Portfolio’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.

Currency Risk — Securities and other instruments in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Portfolio’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as in the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Portfolio management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Portfolio Assets Outside the United States — A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit a Portfolio’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to funds that invest only in the United States.

Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable for any losses incurred.

Emerging Market Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long term price depression because of adverse publicity, investor perceptions or the actions of a few larger investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprises or foreign investment than those of more developed countries. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Small Cap and Emerging Growth Securities — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Portfolio’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the stock market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Mid Cap Securities — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Value Investing Style Risk — The Mid Cap Value Opportunities Portfolio follows an investing style that favors value investments. Historically, value stocks have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Portfolio may underperform other equity funds that use different investing styles.

A Portfolio may also be subject to other risks associated with its investments and investment strategies, including:

Borrowing and Leverage Risk — Each Portfolio may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Portfolio shares and in the return on the Portfolio’s portfolio. Borrowing will cost a Portfolio interest expense and other fees. The costs of borrowing may reduce a Portfolio’s return. Certain derivative securities that a Portfolio may buy or other techniques that a Portfolio may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

Securities Lending — Each Portfolio may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a Portfolio may lose money and there may be a delay in recovering the loaned securities. A Portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to a Portfolio.

Short Sales — Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that a Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. A Portfolio may also pay transaction costs and borrowing fees in connection with short sales.

When Issued Securities, Delayed Delivery Securities and Forward Commitments — Each Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. Each Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Portfolio both loses the investment opportunity for the assets it has set aside to pay for the security and any gain in the security’s price.

Illiquid Securities — Each Portfolio may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If a Portfolio buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Restricted Securities — Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale. They may include private placement securities that have not been registered under the applicable securities laws. Restricted securities may not be listed on an exchange and may have no active trading market.

Restricted securities may be illiquid. A Portfolio may be unable to sell them on short notice or may be able to sell them only at a price below current value. Also, a Portfolio may get only limited information about the issuer of a restricted security so it may be less able to predict a loss. In addition, if Portfolio management receives material nonpublic information about the issuer, a Portfolio may as a result be unable to sell the securities.

Repurchase Agreements; Purchase and Sale Contracts — Each Portfolio may enter into certain types of repurchase agreements or purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If a repurchase agreement or purchase and sale contract is not denominated in U.S. dollars, a Portfolio’s return may be affected by currency fluctuations. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value declines, a Portfolio may lose money.

Swap Agreements — Swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of a specified security, basket of securities or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different security, basket of securities or index. Swap agreements involve the risk that the party with whom a Portfolio has entered into the swap will default on its obligation to pay the Portfolio and the risk that the Portfolio will not be able to meet its obligations to pay the other party to the agreement.

Rule 144A Securities — Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Indexed and Inverse Floating Rate Securities — (U.S. Mortgage Portfolio and High Income Portfolio only) A Portfolio may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. A Portfolio may also invest in securities whose return is inversely related to changes in an interest rate

(“inverse floaters”). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Portfolio to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages a Portfolio’s investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

Corporate Loans — (High Income Portfolio only) Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates or the prime rates of U.S. banks or the London Interbank Offered Rate (“LIBOR”). As a result, the value of corporate loan investments generally is less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties from time to time in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Portfolio may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Portfolio becomes a member of the syndicate.

The corporate loans in which the Portfolio invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of investment or at the time of default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Portfolio’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Distressed Securities — (High Income Portfolio only) Distressed securities are speculative and involve substantial risks. Generally, the Portfolio will invest in distressed securities when Portfolio management believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the Portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. The Portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange may by subject to restrictions on resale.

Sovereign Debt — (High Income Portfolio and Global SmallCap Portfolio only) A Portfolio may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. These investments are subject to the risk that a government entity may delay or refuse to pay interest or repay the principal on sovereign debt, due for example, to cash flow problems, insufficient foreign currency reserves, political considerations the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay, or for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor bankruptcy proceedings through which all or part of the sovereign debt that a government entity has not repaid may be collected.

Standby Commitment Agreements — (High Income Portfolio and Global SmallCap Portfolio only) Standby commitment agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Portfolio at the option of the issuer. Standby commitment agreements involve the risk that the security the Portfolio buys will lose value prior to its delivery to a Portfolio. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Initial Public Offering Risk — (Global SmallCap Portfolio only) The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the overall stock market. When an initial public offering is brought to the market, availability may be limited and the Portfolio may not be able to buy any shares at the offering price, or if its is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Investments in Other Investment Companies — Each Portfolio may invest in other investment companies, including exchange traded funds. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Portfolio acquires shares of investment companies, shareholders bear both their proportionate share of expenses in a Portfolio (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Junk Bonds — (Global SmallCap Portfolio only) Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Portfolio management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Portfolio. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade debt securities. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade debt securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

Convertible Securities — (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio only) Convertible securities generally are debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Debt Securities — (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio only) Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of the debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Depositary Receipts — (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio only) A Portfolio may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued around the world) each evidence a similar ownership arrangement. A Portfolio may also invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose information that it, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Indexed and Inverse Securities — (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio only) A Portfolio may invest in securities whose potential returns are directly related to changes in an underlying index, known as indexed securities. The return on indexed securities will rise when the underlying index rises and fall when the index falls. A Portfolio may also invest in securities whose return is inversely related to changes in an index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index goes up and increase when that index goes down. Certain indexed securities including inverse securities (which move in an opposite direction to the index), may create leverage to the extent that they increase or decrease in value at a rate that is multiple of the changes in the applicable index.

Covered Call Options — Each Portfolio can sell covered call options which are options that give the purchaser the right to require the Portfolio to sell a security owned by the Portfolio to the purchaser at a specified price within a limited time period. A Portfolio will receive a premium (an up front payment) for selling a covered call option, and if the option expires unexercised because the price of the underlying security has gone down the premium received by the Portfolio will partially offset any losses on the underlying security. By writing a covered call option, however, a Portfolio limits its ability to sell the underlying security and gives up the opportunity to profit from any increase in the value of the underlying security beyond the sale price specified in the option.

Small Cap and Emerging Growth Securities — (Mid Cap Value Opportunities Portfolio only) Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Portfolio’s investment in a small cap or emerging growth company may lose substantial value.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and less predictable price changes than securities of larger cap, more established companies. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap and emerging growth securities requires a longer term view.

Warrants — (Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio only) A warrant gives a Portfolio the right to buy a stock. The warrant specifies the amount of underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. A Portfolio has no obligation to exercise the warrant and buy the stock. A warrant has value only if the Portfolio can exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Portfolio loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Statement of Additional Information

If you would like further information about the Fund, including how each Portfolio invests, please see the Statement of Additional Information.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of each Portfolio’s portfolio holdings, please see the Statement of Additional Information. The Fund will make the top ten holdings of each Portfolio available on a monthly basis at www.blackrock.com generally within 12 business days after the end of the month to which the information applies.

Your Account

How to Buy, Sell and Transfer Shares

Purchases and Redemption of Shares

Shares of each Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

In most cases, purchase and redemption orders are made based on instructions from BlackRock, in its capacity as investment adviser to the applicable managed account, to the broker-dealer who executes trades for the account. Purchase and redemption orders are processed at the net asset value next calculated after the broker-dealer receives the order on behalf of the account. Orders received by the broker-dealer prior to the close of the New York Stock Exchange on a business day will be processed at that day’s net asset value, even if the order is received by the transfer agent after the Portfolio’s net asset value has been calculated that day. Orders placed after the close of the New York Stock Exchange will be priced at the net asset value determined on the next business day. There are no minimum initial investment requirements. The Fund may reject any order to buy shares and may suspend the sale of shares at any time.

The Fund reserves the right to redeem shares held by or on behalf of any shareholder who ceases to be an eligible investor as described above and each shareholder, by purchasing shares of a Portfolio, agrees to any such redemption. A shareholder who is no longer eligible to invest in a Portfolio will be given thirty days’ notice to regain status as an eligible investor. If such shareholder fails to meet the Portfolio’s eligibility criteria, the Portfolio may redeem all of the shares of such shareholder and send the proceeds to the shareholder.

The fund currently does not offer exchange privileges.

Redemption proceeds will ordinarily remain in a shareholder’s managed account and may be reinvested in shares of a Portfolio or other securities at the discretion of BlackRock. Redemption proceeds will normally be wired to the managed account within one to three business days after the redemption request is received, but may take up to seven business days. Shareholders who are no longer eligible to invest in the Portfolios may elect to receive their redemption proceeds by check.

The Fund may reject an order to sell shares under certain circumstances. Redemptions of shares of a Portfolio may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for a Portfolio to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the Commission for the protection of investors. Under these and other unusual circumstances, the Portfolio may delay redemption payments for more than seven days, as permitted by law.

The shares of the Portfolios are distributed by FAM Distributors, Inc. and BlackRock Distributors, Inc., each an affiliate of the Manager.

Short-Term Trading

Market timing is an investment technique involving frequent short-term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. Short term or excessive trading into and out of a Portfolio, particularly in larger amounts, may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the Portfolio. However, the Portfolios are designed for separately managed accounts that invest in individual securities and other investments in addition to shares of the Portfolios. Shares of the Portfolios may appropriately be purchased or redeemed for these accounts on a frequent basis for rebalancing purposes or in order to invest new monies or accommodate reductions in account size. BlackRock submits all purchases and redemptions in connection with the Portfolios, including portfolio rebalancing, and shareholders cannot make such purchases or redemptions directly. The Board of Trustees has evaluated the risks of market timing activities by a Portfolio’s shareholders and has determined that due to the nature of the Portfolios and shareholders’ limited ability to direct purchases or redemptions in connection with the Portfolios it is unlikely that (a) market timing would be attempted by a Portfolio’s shareholders or (b) any attempts to market time a Portfolio by shareholders would result in negative impact to the Portfolio or its shareholders. As result, the Board of Trustees has not adopted specific policies and procedures to deter short term trading in the Fund.

Anti-Money Laundering Requirements

Each Portfolio is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, each Portfolio may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Portfolio reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Portfolio to verify their identity. Each Portfolio also reserves the right to redeem any amounts in the Portfolio from persons whose identity it is unable to verify on a timely basis. It is each Portfolio’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

IMPORTANT DEFINITIONS

Net Asset Value — the market value of the Portfolio’s total assets after deducting liabilities, divided by the number of shares outstanding.

Blackrock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

How Shares are Priced

When you buy shares, you pay the net asset value. This is the offering price. Shares are also redeemed at their net asset value. Each Portfolio calculates the net asset value of its shares (generally by using market quotations) each day the New York Stock Exchange (the “Exchange”) is open, as of the close of business on the Exchange based on prices at the time of closing. The Exchange generally closes at 4:00 p.m. Eastern time. The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by a Portfolio may trade on weekends or other days when the Portfolio does not price its shares. As a result, a Portfolio’s net asset value may change on days when you will not be able to purchase or redeem the Portfolio’s shares.

Securities of small cap and emerging growth companies and certain mid cap companies may trade less often and/or in lower volumes than those of larger capitalization companies. Thus, changes in the value of the Global SmallCap Portfolio’s holdings may occur between the time when the Portfolio’s net asset value is calculated and the time the prices of the Portfolio’s holdings next change and the Portfolio may be required to fair value these securities. Similarly, the high yield securities in which the High Income Portfolio primarily invests often trade less often and in lower volumes than investment grade securities and are often subject to greater price volatility. For this reason, the Portfolio may be required to fair value such securities.

The High Income Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio each may invest a portion of its assets in foreign securities. Generally, trading in foreign securities, as well as U.S. Government securities money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the Exchange. The values of such securities used in computing the net asset value of a Fund’s shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the Exchange.

Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the Exchange that may not be reflected in the computation of a Fund’s net asset value. If market quotations are not readily available or, in the Manager’s judgment, do not accurately reflect fair value for a security or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes more accurately reflects the fair value.

A Portfolio generally values fixed income portfolio securities using market prices provided by an independent pricing service approved by the Fund’s Board of Trustees. If market quotations are not readily available or, in the Manager’s judgment, they do not accurately reflect fair value for a security, that security will be valued by another method that the Board of Trustees believes more accurately reflects the fair value. Fair value determinations may be made by the Fund’s independent pricing service using a matrix pricing system or by the Manager’s Valuation Committee after consideration of the material factors that may affect that value of a particular security.

The Board has adopted valuation procedures for the Portfolios and has delegated the day-to-day responsibility for fair value determinations to the Manager’s Valuation Committee. Fair value determinations by the Manager that affect a Portfolio’s net asset value are subject to review, approval or ratification, as appropriate, by the Board. In determining whether current market prices are readily available or accurately reflect a security’s fair value, the Manager monitors the information it receives in

IMPORTANT DEFINITIONS

Dividends — ordinary income and capital gains paid to shareholders.

the ordinary course of its investment management responsibilities for significant events that it believes in good faith will affect the market prices of the securities of issuers held by a Portfolio. Those may include events affecting specific issuers (for example, a halt in trading of an issuer’s securities on an exchange during the trading day, a corporate action or a company announcement) or events affecting securities markets generally (for example, market volatility or a natural disaster). The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign securities prices may be “fair valued” by an independent pricing service approved by the Board of Trustees to take those factors into account.

For Global SmallCap Portfolio, fair value determinations with respect to certain securities in which the Portfolio invests may be made, for example, if in the Manager’s judgment, the market price of a foreign small cap security does not accurately reflect fair value for such security or if such security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded.

For U.S. Mortgage Portfolio, High Income Portfolio and Mid Cap Value Opportunities Portfolio, fair value pricing may be used to the extent market quotations for a security in which a Portfolio invests would not be readily available. This situation might arise more frequently with respect to investments in unlisted and/or thinly traded securities.

Each Portfolio’s use of fair value pricing is designed to ensure that the Portfolio’s net asset value reflects the value of its underlying portfolio securities as accurately as possible. There can be no assurance, however, that a fair value used by a Portfolio on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day.

Dividends and Taxes

Dividends from net investment income will be paid at least monthly by the U.S. Mortgage Portfolio and the High Income Portfolio and at least annually by the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio. All net realized capital gains, if any, will be distributed to each Portfolio’s shareholders at least annually. Dividends, which will be paid in cash, will remain invested in a shareholder’s managed account and may be reinvested in shares of a Portfolio or other securities at the discretion of BlackRock. Each Portfolio may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. Although this cannot be predicted with any certainty, the U.S. Mortgage Portfolio and the High Income Portfolio anticipate that the majority of their dividends, if any, will consist of ordinary income, although they may distribute capital gains as well. Although this cannot be predicted with any certainty, the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio anticipate that the majority of their dividends, if any, will consist of

‘‘BUYING A DIVIDEND’’

If shares are purchased when a fund has realized but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

capital gains. Capital gains may be taxable to you at lower rates depending on how long the Portfolio held the assets sold.

You will pay tax on dividends from a Portfolio whether you receive them in cash or additional shares. If you redeem Portfolio shares you generally will be treated as having sold your shares and any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gain are eligible for taxation at a reduced rate that applies to individual shareholders. To the extent a Portfolio makes any distributions derived from long-term capital gain and qualifying dividend income, such distributions will be eligible for taxation at the reduced rate. However, to the extent that a Portfolio’s distributions are derived from non-qualifying dividends, income on debt securities and short-term capital gain, such distributions will generally not be eligible for taxation at the reduced rate.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, each Portfolio’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, for taxable years beginning after December 31, 2004 and before January 1, 2008, certain distributions designated by a Portfolio as either interest related dividends or short term capital gain dividends and paid to a foreign shareholder would be eligible for an exemption from U.S. withholding tax.

By law, your dividends and redemption proceeds will be subject to a withholding tax if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

This section summarizes some of the consequences under current Federal tax law of an investment in a Portfolio. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable tax laws.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semiannual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Log into your account

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at 1-800-441-7762.

Management of the Fund

BlackRock Advisors, LLC

BlackRock Advisors, LLC is the Fund’s Manager and manages each Portfolio’s investments subject to the oversight of the Board of Trustees of the Fund. The Manager is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management.

The Manager has the responsibility for making all investment decisions for the Portfolios. The Manager is entitled to an annual management fee rate in the amount of 0.46% of the U.S. Mortgage Portfolio’s average daily net assets, 0.41% of the High Income Portfolio’s average daily net assets, 0.85% of the Global SmallCap Portfolio’s average daily net assets, and 0.65% of the Mid Cap Value Opportunities Portfolio’s average daily net assets. The Manager has contractually agreed to waive all fees and pay or reimburse all expenses of each Portfolio, except extraordinary expenses. Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as each Portfolio’s manager and was compensated according to the same management fee rates.

The Manager has a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate, with respect to the High Income Portfolio and the U.S. Mortgage Portfolio. BFM is responsible for the day-to-day management of the High Income Portfolio and the U.S. Mortgage Portfolio. The Manager has a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate, with respect to the Mid Cap Value Opportunities Portfolio and the Global SmallCap Portfolio. BIM is responsible for the day-to-day management of the Mid Cap Value Opportunities Portfolio and the Global SmallCap Portfolio. The Manager pays BFM and BIM for services to each applicable Portfolio a monthly fee at an annual rate equal to a percentage of the management fee the Manager receives from each such Portfolio.

A discussion of the basis of the Board of Trustees’ approval of the management agreement and each sub-advisory agreement is available in the Fund’s semi-annual shareholder report for the fiscal period ending October 31, 2006.

Portfolio Managers

U.S. Mortgage Portfolio

Andrew Phillips and Eric Pellicciaro are the co-portfolio managers of the Portfolio, and are jointly and primarily responsible for the day-to-day management of the Portfolio’s portfolio and the selection of its investments. Mr. Phillips joined BlackRock, Inc. in 1991. He is a Managing Director of and portfolio manager with BlackRock, Inc. and a member of the Investment Strategy Group. Mr. Phillips’ primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. Mr. Pellicciaro is a Managing Director of and portfolio manager with BlackRock, Inc. and a member of the Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro’s primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999. Messrs. Phillips and Pellicciaro have been co-portfolio managers of the Portfolio since 2006.

High Income Portfolio

The High Income Portfolio is managed by a team of investment professionals. The lead members of this team are Kevin J. Booth, CFA, Managing Director at BlackRock Financial Management, Inc. (BFM) since 2006, and James Keenan, CFA, Director of BFM since 2004. Messrs. Booth and Keenan are responsible for the day-to-day management of the Portfolio’s portfolio. Jeff Gary, Managing Director of BFM since 2003, and Scott Amero, Managing Director of BFM since 1990, are also part of the High Income Portfolio’s management team. Mr. Booth is co-head of the high yield team within BlackRock’s Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Mr. Booth joined BFM following the merger with Merrill Lynch Investment Managers, L.P. (“MLIM”) in 2006. Prior to joining BFM, Mr. Booth was a Managing Director (Global Fixed Income) of MLIM in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM’s bank loan group from 2000 to 2006.

Mr. Keenan is co-head of the high yield team within BlackRock’s Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. Prior to joining BFM in 2004, Mr. Keenan was a senior high yield trader at Columbia Management Group from 2003 to 2004. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003. Mr. Gary is a portfolio manager of the high yield team within BlackRock’s Fixed Income Portfolio Management Group. Prior to joining BFM in 2003, he was a Managing Director and portfolio manager with AIG (American General) Investment Group. Mr. Amero is co-head of BlackRock’s fixed income portfolio management team, a member of the Management Committee and co-chair of the Fixed Income Investment

Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. Previously, he was the head of BlackRock”s global fixed income research effort.

Mr. Gary and Mr. Amero have been portfolio managers of the High Income Portfolio since 2006, and Mr. Booth and Mr. Keenan have been part of the portfolio management team since 2007.

Global SmallCap Portfolio

The Portfolio is managed by a team of investment professionals who participate in the team’s research process and stock selection. John Coyle, CFA and Murali Balaraman, CFA are the Portfolio’s co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio and each is responsible for the selection of its investments. John Coyle and Murali Balaraman have been co-portfolio managers of the Portfolio since inception. Mr. Coyle is a Vice President and portfolio manager at BlackRock. Prior to joining BlackRock in 2006, he was a Vice President of MLIM. He was a portfolio manager with MLIM from 2004 to 2006, and served as an analyst on MLIM’s global small cap equity management team from 2004 to 2005 as well as from 1998 to 2001. From 2001 until he rejoined MLIM in 2004, Mr. Coyle was a Managing Director and portfolio manager with Bear Stearns Asset Management. Mr. Balaraman is a Vice President and portfolio manager at BlackRock. Prior to joining BlackRock in 2006, he was a Vice President of MLIM. He was a portfolio manager with MLIM from 2005 to 2006, and served as an analyst on MLIM’s global small cap equity management team 1998 to 2005. Mr. Balaraman was a portfolio manager at Atlas Capital Management from 1997 to 1998 and was at the same time the Director of Investments for Samuel Asset Management.

Mid Cap Value Opportunities Portfolio

R. Elise Baum is the portfolio manager of the Portfolio and is primarily responsible for the day-to-day management of its portfolio and the selection of its investments. Ms. Baum has been the Portfolio’s portfolio manager since inception. Ms. Baum is a Managing Director of BlackRock, Inc. Prior to joining BlackRock in 2006, she was a Managing Director of MLIM from 2000 to 2006, was a First Vice President thereof from 1999 to 2000 and a Director thereof from 1997 to 1999. She has been a portfolio manager with the Manager or MLIM for more than nine years.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Portfolio shares, please see the Statement of Additional Information.

The Manager was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc. is a registered investment adviser organized in 1994. BlackRock Investment Management, LLC is a registered investment adviser and commodity pool operator organized in 1999. The Manager and its affiliates had approximately $1.23 trillion in investment company and other portfolio assets under management as of June 30, 2007.

From time to time, a manager, analyst, or other employee of the Manager or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Manager or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for each Portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Portfolio.

Conflicts of Interest

The investment activities of the Manager and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock Inc., the PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively with the Manager, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage each Portfolio and its shareholders. The Manager provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Portfolio. The Manager and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Portfolio. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which a Portfolio directly and indirectly invests. Thus, it is likely that a Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of a Portfolio and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Portfolio and may result in an Affiliate having positions that are adverse to those of the Portfolio. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with a Portfolio. As a result, an Affiliate may compete with a Portfolio for appropriate investment opportunities. The results of a Portfolio’s investment activities, therefore, may differ from those of an

Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, a Portfolio may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or Affiliate-advised clients may adversely impact a Portfolio. Transactions by one or more Affiliate-advised clients or the Manager may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio. A Portfolio’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. A Portfolio also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Portfolio or who engage in transactions with or for the Portfolio. A Portfolio may also make brokerage and other payments to an Affiliate in connection with the Portfolio’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of the Manager to serve as the securities lending agent for the Portfolio’s to the extent that each Portfolio participates in the securities lending program. For these services, the lending agent may receive a fee from each Portfolio, including a fee based on the returns earned on Portfolio’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Portfolio may lend its portfolio securities under the securities lending program.

The activities of the Manager or its affiliates may give rise to other conflicts of interest that could disadvantage each Portfolio and its shareholders. The Manager has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand each Portfolio’s financial performance for the periods shown. Certain information reflects the financial results for a single Portfolio share. The total returns in the table represent the rate an investor would have earned or lost on an investment in a Portfolio (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Portfolio’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	U.S. Mortgage Portfolio			High Income Portfolio			Global SmallCap Portfolio			MidCap Value Opportunities Portfolio
	For the Year Ended April 30, 2007	For the Period July 29, 2005† to April 30, 2006		For the Year Ended April 30, 2007	For the Period July 29, 2005† to April 30, 2006		For the Year Ended April 30, 2007	For the Period August 2, 2005† to April 30, 2006		For the Year Ended April 30, 2007	For the Period August 2, 2005† to April 30, 2006
Per Share Operating Performance:
Net asset value, beginning of period	$9.72	$10.00		$9.95	$10.00		$11.84	$10.00		$11.50	$10.00
Investment income — net**	.53	.34		.78	.54		.21	.12		.15	.11
Realized and unrealized gain (loss) — net	.15	(.28)		.36	.03		1.51	1.73		1.15	1.48
Total from investment operations	.68	.06		1.14	.57		1.72	1.85		1.30	1.59
Less dividends and distributions:
Investment income — net	(.50)	(.34)		(.80)	(.62)		(.10)	(.01)		(.13)	(.06)
Realized gain — net	—	—		—	—		(.10)	—	***	(.72)	(.03)
Total dividends and distributions	(.50)	(.34)		(.80)	(.62)		(.20)	(.01)		(.85)	(.09)
Net asset value, end of period	$9.90	$9.72		$10.29	$9.95		$13.36	$11.84		$11.95	$11.50
Total Investment Return:††
Based on net asset value per share	7.19%	.57	%‡	11.98%	6.01	%‡	15.03%	18.56	%‡	12.51%	15.97	%‡
Ratios to Average Net Assets:
Expenses, net of waiver and reimbursement	.00%	.00	%*	.00%	.00	%*	.00%	.00	%*	.00%	.00	%*
Expenses	.67%	.75	%*	.66%	.72	%*	1.29%	1.47	%*	.89%	1.00	%*
Investment income — net	5.37%	4.57	%*	7.97%	8.24	%*	1.74%	1.51	%*	1.34%	1.43	%*
Supplemental Data:
Net assets, end of period (in thousands)	$120,677	$83,031		$94,768	$89,219		$134,370	$79,601		$127,259	$78,386
Portfolio turnover	1,316.48%	381.53%		90.96%	60.80%		95.57%	62.54%		77.91%	84.27%

*	Annualized.
**	Based on average shares outstanding.
***	Amount is less than $(.01) per share.
†	Commencement of operations.
††	Total investment returns exclude the effects of sales charges.
‡	Aggregate total investment return.

FUND

Managed Account Series

P.O. Box 9011

Princeton, New Jersey 08543-9011

1-800-441-7762

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISERS

BlackRock Financial Management, Inc.

40 East 52nd Street

New York, New York 10022

BlackRock Investment Management, LLC

800 Scudders Mill Road

Plainsboro, NJ 08536

TRANSFER AGENT

Financial Data Services, Inc.

P.O. Box 45289

Jacksonville, Florida 32232-5289

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

750 College Road East

Princeton, New Jersey 08540

ACCOUNTING SERVICES PROVIDER

State Street Bank and Trust Company

500 College Road East

Princeton, New Jersey 08540

DISTRIBUTORS

BlackRock Distributors, Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.

P.O. Box 9081

Princeton, New Jersey 08543-9081

CUSTODIAN

Brown Brothers Harriman & Co.

(with respect to the Global SmallCap Portfolio

and the Mid Cap Value Opportunities Portfolio)

40 Water Street

Boston, Massachusetts 02109

State Street Bank and Trust Company

(with respect to the U.S. Mortgage Portfolio

and the High Income Portfolio)

P.O. Box 5501

Boston, Massachusetts 02206-5501

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

For More Information

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Shareholder Reports

Additional information about each Portfolio’s investments is available in the Fund’s Annual and Semi-Annual Reports. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. You may obtain these reports at no cost at www.blackrock.com or by calling 1-800-441-7762.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your financial adviser or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial adviser or other financial intermediary, or call the Transfer Agent at 1-800-441-7762.

Statement of Additional Information

The Statement of Additional Information contains further information about the Fund. The Statement of Additional Information is incorporated by reference into (legally considered part of) this Prospectus. You may obtain a free copy at www.blackrock.com or by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida, 32232-5289, or by calling 1-800-441-7762.

World Wide Web

Access general fund information and specific fund performance. Request mutual fund prospectuses and literature. Forward mutual fund inquiries. www.blackrock.com

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Company Act File #811-21763

Code #19166-0807

©BlackRock Advisors, LLC

STATEMENT OF ADDITIONAL INFORMATION

MANAGED ACCOUNT SERIES

P.O. Box 9011, Princeton, New Jersey 08543-9011 • Phone No. 1-800-441-7762

This Statement of Additional Information of Managed Account Series (the “Fund”) is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated August 27, 2007, which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling 1-800-441-7762 or by writing to the Fund at the above address. The Fund’s Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information has been incorporated by reference into the Fund’s Prospectus. The Portfolios’ audited financial statements are incorporated into this Statement of Additional Information by reference to the Fund’s 2007 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time, Monday to Friday.

MANAGER

BLACKROCK ADVISORS, LLC

DISTRIBUTORS

FAM DISTRIBUTORS, INC.

BLACKROCK DISTRIBUTORS, INC.

The date of this Statement of Additional Information is August 27, 2007.

PART I: INFORMATION ABOUT MANAGED ACCOUNT SERIES

Part I of this Statement of Additional Information sets forth information about Managed Account Series, which is comprised of four series: the U.S. Mortgage Portfolio (“U.S. Mortgage Portfolio”), the High Income Portfolio (“High Income Portfolio”), the Global SmallCap Portfolio (“Global SmallCap Portfolio”), and the Mid Cap Value Opportunities Portfolio (“Mid Cap Value Opportunities Portfolio”) (each, a “Portfolio” and, collectively, the “Portfolios”). It includes information about the Fund’s Board of Trustees, the advisory services provided to the Portfolios, and information about any fees paid by and other services provided to the Portfolios. This Part I should be read in conjunction with the Fund’s Prospectus and Part II of this Statement of Additional Information.

I.	Investment Objectives and Policies

U.S. Mortgage Portfolio

The U.S. Mortgage Portfolio’s investment objective is to seek high total return. This investment objective is a fundamental policy of the Portfolio and may not be changed without approval of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). There can be no assurance that the objectives of the Portfolio can be achieved. The Portfolio is classified as an open end diversified investment company under the Investment Company Act.

The Portfolio invests primarily in mortgage-backed and other mortgage-related securities. The securities and other instruments in which the Portfolio may invest include securities issued or guaranteed by the U.S. Government (“U.S. Government securities”) and by various agencies of the U.S. Government and by various instrumentalities that have been established or sponsored by the U.S. Government, including Government National Mortgage Association (“GNMA”) mortgage-backed certificates and other mortgage-backed government securities and mortgage-backed or mortgage-related securities issued by private issuers. Under normal circumstances, at least 80% of the Portfolio’s net assets will consist of mortgage-backed securities and other mortgage-related securities that are issued by issuers located in the United States. For this purpose, net assets include any borrowings for investment purposes. Determinations as to the types of securities held by the Portfolio will be made by BlackRock Advisors, LLC (“BlackRock Advisors” or the “Manager”). The Manager’s decisions will be based on, among other factors, the relative yields of the various types of securities, its assessment of future interest rate patterns and the desirability of holding securities on which it may write covered options, as described below.

The portfolio securities in which the Portfolio may invest are U.S. Government securities, U.S. Government Agency securities, securities issued by U.S. Government instrumentalities and U.S. Government sponsored enterprises and securities issued by banks or other financial institutions. Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of GNMA and the Federal Housing Administration (“FHA”), are issued or guaranteed by the U.S. Government and/or supported by the full faith and credit of the United States. Other U.S. Government securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States but involve sponsorship or guarantees by Government agencies or enterprises and are not backed by the full faith and credit of the United States. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association (“FNMA”) bonds. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Portfolio will invest in obligations issued by these instrumentalities where the Portfolio is satisfied that the credit risk with respect to the issuers is minimal. In addition, the Portfolio may invest up to 5% of its assets in obligations issued or guaranteed by the International Bank for Reconstruction and Development, an international organization of which the United States is a member country. The Portfolio may also invest in securities issued by banks and other financial institutions. These securities are not backed by the full faith and credit of the United States and do not involve sponsorship or guarantees by government agencies or enterprises.

The Portfolio is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by mortgage-backed and mortgage-related securities. The Manager may adjust the average maturity of the Portfolio’s investments from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. Thus, at various times the average maturity of the Portfolio’s investments may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).

High Income Portfolio

The High Income Portfolio’s primary objective is to provide shareholders with a high level of current income. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. These investment objectives are fundamental policies of the Portfolio and may not be changed without approval of a majority of the Portfolio’s outstanding voting securities of the Portfolio as defined in the Investment Company Act.

The Portfolio seeks to achieve its objectives by investing in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government debt obligations. Under normal circumstances, the Portfolio invests more than 90% of its assets in fixed-income securities. There can be no assurance that the objectives of the Portfolio can be achieved. The Portfolio is classified as an open end diversified investment company under the Investment Company Act.

The securities in the Portfolio will be varied from time to time depending upon the judgment of Portfolio management as to prevailing conditions in the economy and the securities markets and the prospects for interest rate changes among different categories of fixed-income securities. The Portfolio does not intend to invest in common stocks, rights or other equity securities, but the Portfolio may acquire or hold such securities when such securities are acquired in unit offerings with fixed-income securities or in connection with an amendment, waiver, or conversion or exchange of fixed-income securities, or in connection with the bankruptcy or workout of a distressed fixed-income security, or upon the exercise of a right or warrant obtained on account of a fixed-income security.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”) or in unrated securities of comparable quality. For this purpose, net assets include any borrowings for investment purposes. Securities rated below Baa by Moody’s or below BBB by S&P or Fitch, and unrated securities of comparable quality, are commonly known as “junk bonds.” Junk bonds may constitute as much as 100% of the Portfolio’s investments. Although junk bonds can be expected to provide higher yields, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated fixed-income securities. Because investment in junk bonds entails relatively greater risk of loss of income or principal, an investment in the Portfolio may not constitute a complete investment program and may not be appropriate for all investors. Purchasers should carefully assess the risks associated with an investment in this Portfolio.

Selection and supervision by the management of the Portfolio’s investments involve continuous analysis of individual issuers, general business conditions and other factors that may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Manager’s analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Manager considers as one factor in its credit analysis the ratings assigned by the rating agencies, the Manager performs its own independent credit analysis of issuers and consequently, the Portfolio may invest, without limit, in unrated securities. As a result, the Portfolio’s ability to achieve its investment objectives may depend to a greater extent on the Manager’s own credit analysis than mutual funds that invest in higher-rated securities. Although the Portfolio will invest primarily in lower-rated securities, other than with respect to distressed securities, it will not invest in securities rated at the time of purchase in the lowest rating categories by each of the recognized rating agencies (including Ca or below for Moody’s and CC or below for S&P or Fitch) unless the Manager believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings. Securities that are subsequently downgraded to the lowest rating categories may continue to be held and will be sold only if, in the judgment of the Manager, it is advantageous to do so.

The Portfolio may invest up to 15% of its net assets in secondary market purchases of loans extended to corporate borrowers by commercial banks and other financial institutions (“Corporate Loans”). As in the case of junk bonds, the Corporate Loans in which the Portfolio may invest may be rated in the lower rating categories of the recognized rating agencies (including Baa or lower by Moody’s and BBB or lower by S&P or Fitch), or may be unrated investments of comparable quality. As in the case of junk bonds, such Corporate Loans can be expected to provide higher yields than higher-rated fixed-income securities but may be subject to greater risk of loss of principal and income. The Portfolio may also from time to time invest up to 10% of its net assets in securities that are the subject of bankruptcy proceedings or otherwise in default or in imminent risk of being in default.

When changing economic conditions and other factors cause the yield difference between lower-rated and higher-rated securities to narrow, the Portfolio may purchase higher-rated securities if the Manager believes that the risk of loss of income and principal may be substantially reduced with only a relatively small reduction in yield. In addition, under unusual market or economic conditions, the Portfolio, for temporary defensive or other purposes, may invest up to 100% of its assets in securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating agency, or other fixed-income securities deemed by the Manager to be consistent with a defensive posture, or may hold its assets in cash. The yield on such securities may be lower than the yield on lower-rated fixed-income securities.

Investments in high yield debt instruments, including high yield bonds, Corporate Loans or other privately placed securities, may result in the Portfolio receiving material nonpublic information (“inside information”) concerning the borrower or issuer. Accordingly, the Portfolio has established certain procedures reasonably designed to prevent the unauthorized access, dissemination or use of such inside information. Receipt of inside information concerning a borrower or issuer may, under certain circumstances, prohibit the Portfolio or other funds or accounts managed by the same portfolio managers, from trading in the public securities of the borrower or issuer. Conversely, the portfolio managers for the Portfolio may, under certain circumstances, decline to receive inside information made available by the borrower or issuer in order to allow the Portfolio or other funds or accounts managed by the same portfolio managers to continue to trade in the public securities of such borrower or issuer.

Global SmallCap Portfolio

The Global SmallCap Portfolio’s investment objective is to seek long-term growth of capital. This objective is a fundamental policy of the Portfolio and may not be changed without approval of a majority of the Portfolio’s outstanding voting securities, as defined in the Investment Company Act.

The Portfolio invests primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small cap issuers, as defined in the Prospectus. For this purpose, net assets include any borrowings for investment purposes. There can be no assurance that the objectives of the Portfolio can be achieved. The Portfolio is classified as an open end diversified investment company under the Investment Company Act.

The Portfolio emphasizes equity securities, primarily common stock and, to a lesser extent, securities convertible into common stock, preferred stock, rights to subscribe for common stock and other securities or instruments the return on which is determined by the performance of a common stock or a basket or index of common stocks (collectively “equity securities”). The Manager believes that the equity securities of specific small cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles. However, investments in small cap issuers may involve greater risks. The Portfolio may invest in securities of small cap issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position; in securities of relatively more developed companies that the Manager believes will experience above-average earnings growth or will receive greater market recognition; and, in securities of mature companies that the Manager believes to be relatively undervalued in the marketplace. The Portfolio’s investment policy is further based on the belief that investment opportunities change rapidly, not only from company to company and from industry to industry, but also from one national economy to another. Accordingly, the Portfolio will invest in a global portfolio of equity securities of small cap issuers located throughout the world. However, investments in foreign markets may involve greater risks.

There are no prescribed limits on the geographic allocation of the Portfolio’s investments. However, for the reasons stated below, the Manager will give special attention to investment opportunities in the developing countries of the world, including, but not limited to, Eastern Europe, Latin America and the Far East. It is presently anticipated that a significant portion of the Portfolio’s assets may be invested in such developing countries.

A significant portion of the Portfolio’s assets may be invested in developing countries. This allocation of the Portfolio’s assets reflects the belief that attractive investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may especially benefit certain developing countries with smaller capital markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets of such countries. Certain of such countries, particularly so-called “emerging” countries that are developing more market-oriented economies, may experience relatively high rates of economic growth.

In accordance with the foregoing, the Portfolio may purchase securities issued by U.S. or foreign corporations or financial institutions. The Portfolio also may purchase securities issued or guaranteed by the U.S. Government or foreign governments (including foreign states, provinces and municipalities) or their agencies and instrumentalities (“governmental entities”) or issued or guaranteed by international organizations designated or supported by multiple governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies (“supranational entities”).

As a result of its global investment focus, the Portfolio may invest in securities denominated in any currency or multinational currency unit. The Portfolio may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Portfolio may invest in a British pound sterling-denominated security issued by a U.S. corporation. Such investments involve risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

While the Portfolio intends to invest primarily in equity securities of domestic and foreign small cap issuers, the Portfolio also may invest in debt securities, including high yield/high risk securities, foreign sovereign debt obligations, U.S. Government obligations and short-term securities including money market securities or commercial paper. The Portfolio has established no rating criteria for the debt securities in which it may invest, and such securities may not be rated at all for creditworthiness.

The Portfolio reserves the right, as a temporary defensive measure, and without limitation, to hold in excess of 35% of its total assets in cash or cash equivalents in U.S. dollars or foreign currencies and investment grade, short-term securities including money market securities denominated in U.S. dollars or foreign currencies. Under certain adverse investment conditions, the Portfolio may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in these investments. Investments made for defensive purposes will be maintained only during periods in which the Manager determines that economic or financial conditions are adverse for holding or being fully invested in equity securities. A portion of the Portfolio normally would be held in temporary investments in anticipation of investment in equity securities or to provide for possible redemptions.

Mid Cap Value Opportunities Portfolio

The Mid Cap Value Opportunities Portfolio’s investment objective is to seek capital appreciation and, secondarily, income. This investment objective is a fundamental policy of the Portfolio and may not be changed without approval of a majority of the Portfolio’s outstanding voting securities, as defined in the Investment Company Act. There can be no assurance that the objectives of the Portfolio will be achieved. The Portfolio is classified as an open end diversified investment company under the Investment Company Act.

The Mid Cap Value Opportunities Portfolio invests primarily in equity securities that Portfolio management believes are undervalued and therefore represent an investment value. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of mid cap companies. For this purpose, net assets include any borrowings for investment purposes. The Portfolio purchases securities that Portfolio management believes have long term potential to grow in size or to become more profitable or that the stock market may value more highly in the future. The Manager places particular emphasis on stocks trading at the low end of one or more historical valuation measures, such as price/book value, or price/sales, price/earnings or price/cash flow ratios. Such companies also may have particular qualities that affect the outlook for such companies, including an attractive market niche. The Portfolio purchases primarily common stocks of U.S. companies in trying to meet its objective. The Portfolio may also invest in securities issued by foreign companies and in securities denominated in currencies other than the U.S. dollar. The Portfolio may invest up to 30% of its total assets, taken at market value at the time of acquisition, in the securities of foreign issuers.

A company’s stock is believed to be undervalued when the stock’s current price is less than what Portfolio management believes a share of the company is worth. A company’s worth can be assessed by several factors, such as financial resources, value of tangible and intangible assets, sales and earnings growth rates, return on capital, product development, quality of management, and overall business prospects. A company’s stock may become undervalued when most investors fail to perceive the company’s strengths in one or more of these areas. Portfolio management may also determine that a company is undervalued if its stock price is down because of temporary factors from which Portfolio management believes the company will recover.

The Portfolio may also invest up to 20% of its assets in equity securities of large cap or small cap companies, including emerging growth companies when such companies are expected to provide a higher total return than other equity investments. Such emerging growth companies are characterized by rapid historical growth rates, above-average returns on equity or special investment value in terms of their products or services, research capabilities or other unique attributes. The Manager will seek to identify small and emerging growth companies that possess superior management, marketing ability, research and product development skills and sound balance sheets.

Investment emphasis is on equities, primarily common stock and, to a lesser extent, securities convertible into common stock. The Portfolio also may invest in preferred stock and non-convertible debt securities.

For temporary or defensive purposes or in anticipation of redemptions, the Portfolio is authorized to invest up to 100% of its assets in money market instruments (short term, high quality debt instruments), including obligations of or guaranteed by the U.S. Government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized rating agency or other fixed income securities deemed by the Manager to be consistent with the objectives of the Portfolio, or the Portfolio may hold its assets in cash.

II.	Investment Restrictions

The Fund, on behalf of each Portfolio, has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of a Portfolio and may not be changed without the approval of the holders of a majority of that Portfolio’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund, on behalf of each Portfolio, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval.

Set forth below are the fundamental and non-fundamental investment restrictions of each Portfolio. Unless otherwise provided, all references below to the assets of a Portfolio are in terms of the current market value.

Under the fundamental investment restrictions, no Portfolio may:

(1) Make any investment inconsistent with the Portfolio’s classification as a diversified company under the Investment Company Act.

(2) Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(3) Make investments for the purpose of exercising control or management.

(4) Purchase or sell real estate, or in the case of Global SmallCap Portfolio, real estate mortgage loans, except that, to the extent permitted by applicable law, each Portfolio may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

(5) Make loans to other persons, except (i) that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements, purchase and sale contracts or any similar instruments shall not be deemed to be the making of a loan; (ii) that the Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Registration Statement, as it may be amended from time to time; and (iii) as may otherwise be permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission.

(6) Issue senior securities to the extent such issuance would violate applicable law.

(7) Borrow money, except that (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Portfolio may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) each Portfolio may purchase securities on margin to the extent permitted by applicable law. A Portfolio may not pledge its assets other than to secure such borrowings or, to the extent permitted by a Portfolio’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(8) Underwrite securities of other issuers except insofar as a Portfolio technically may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in selling portfolio securities.

(9) Purchase or sell commodities or contracts on commodities, except to the extent that a Portfolio may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Under the non-fundamental investment restrictions, no Portfolio may:

(a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, a Portfolio will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the Investment Company Act at any time its shares are owned by another investment company that is part of the same group of investment companies as the Fund.

(b) Make short sales of securities or maintain a short position, except to the extent permitted by the Prospectus and Statement of Additional Information and by applicable law.

(c) Invest in securities that cannot be readily resold or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets taken at market value would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act, which are restricted securities that can be sold to qualified institutional buyers, but not to the general public (each a “Rule 144A Security”), determined to be liquid by the Fund’s Board of Trustees are not subject to the limitations set forth in this investment restriction.

(d) With respect to each Portfolio, notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets, except that each Portfolio (i) may borrow as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 33 1/3% (taken at market value) of its total assets and pledge its assets to secure such borrowing, (ii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iii) may purchase securities on margin to the extent permitted by applicable law. The deposit or payment by a Portfolio of initial or variation margin in connection with financial futures contracts or options transactions is not considered to be the purchase of a security on margin. The purchase of securities while borrowings are outstanding will have the effect of leveraging a Portfolio, as applicable. Such leveraging or borrowing increases the exposure of a Portfolio to capital risk and borrowed funds are subject to interest costs which will reduce net income. Each Portfolio will not purchase securities while borrowing exceeds 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlement of other securities transactions.

(e) With respect to U.S. Mortgage Portfolio, change its policy of investing under normal circumstances at least 80% of its assets in mortgage-backed or other mortgage-related securities that are issued by issuers located in the United States without providing shareholders with at least 60 days’ prior written notice of such change. With respect to High Income Portfolio, change its policy of investing under normal circumstances at least 80% of its assets in fixed-income securities rated below investment grade or in unrated securities that Portfolio management believes are of comparable quality without providing shareholders with at least 60 days’ prior written notice of such change. With respect to Global SmallCap Portfolio, change its policy of investing under normal circumstances at least 80% of its assets in equity securities of smallcap issuers (as defined the Prospectus) without providing shareholders with at least 60 days’ prior written notice of such change. With respect to Mid Cap Value Opportunities Portfolio, change its policy of investing under normal circumstances at least 80% of its assets in equity securities of mid cap companies (as defined in the Prospectus) without providing shareholders with at least 60 days’ prior written notice of such change.

Except with respect to restriction (7), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (2), Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio each uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

III.	Information on Trustees and Officers

The Board of Trustees of the Fund consists of seven individuals, six of whom are not “interested persons” of the Fund as defined in the Investment Company Act (the “non-interested Trustees”). The Trustees are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

Each non-interested Trustee is a member of the Fund’s Audit Committee (the “Audit Committee”). The principal responsibilities of the Audit Committee are the appointment, retention, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of any disagreements regarding financial reporting between Fund management and independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) review with the independent registered public accounting firm any audit problems or difficulties encountered during or related to the conduct of the audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services that may impact the objectivity and independence of the Fund’s independent registered public accounting firm; and (iv) consider information and comments of the independent registered public accounting firm with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting and Fund management’s responses thereto. The Board of the Fund has adopted a written charter for the Audit Committee. The Audit Committee has retained independent legal counsel to assist it in connection with these duties. The Audit Committee met four times during the fiscal year ended April 30, 2007.

Each non-interested Trustee is also member of the Trust’s Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as non-interested Trustees of the Fund and to recommend its nominees for consideration by the full Board. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Trustees, the Nominating Committee may consider nominations for the office of Trustees made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee did not meet during the fiscal year ended April 30, 2007.

Biographical Information

Certain biographical and other information relating to the non-interested Trustees of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Manager or its affiliates (“BlackRock-advised funds”) and any public directorships.

Name, Address* and Age of Trustee	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

James H. Bodurtha (63)***	Trustee	Trustee since 2005	Director, The China Business Group, Inc. since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.	37 registered investment companies consisting of 57 portfolios	None

Kenneth A. Froot (50)	Trustee	Trustee since 2005	Professor, Harvard University since 1992; Professor, Massachusetts Institute of Technology from 1986 to 1992.	37 registered investment companies consisting of 57 portfolios	None

Joe Grills (72)***	Trustee	Trustee since 2005	Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund from 1989 to 2006; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke University Management Company from 1992 to 2004, Vice Chairman thereof from 1998 to 2004, and Director Emeritus thereof since 2004, Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998 and Vice Chairman thereof from 2002 to 2005, and Chairman thereof since 2005; Director, Montpelier Foundation since 1998 and its Vice Chairman from 2000 to 2006, and Chairman thereof since 2006; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.	37 registered investment companies consisting of 57 portfolios	Kimco Realty Corporation

Herbert I. London (68)	Trustee	Trustee since 2005

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005; and Professor thereof from 1980 to 2005; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Chairman of the Board of Directors of Vigilant Research, Inc. since 2006; Member of the Board of Directors for Grantham University since 2006; Director of AIMS since 2006; Director of Reflex Security since 2006; Director of InnoCentive, Inc. since 2006; Director of Cerego, LLC since 2005; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993.

				37 registered investment companies consisting of 57 portfolios	None

Roberta Cooper Ramo (65)	Trustee	Trustee since 2005	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Shareholder, Poole, Kelly and Ramo, Attorneys at Law P.C. from 1977 to 1993; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now Wells Fargo) from 1975 to 1976; Vice President, American Law Institute since 2004.	37 registered investment companies consisting of 57 portfolios	None

Name, Address* and Age of Trustee	Position(s) Held with the Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Robert S. Salomon, Jr. (70)	Trustee	Trustee since 2005	Principal of STI Management (investment adviser) from 1994 to 2005; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine from 1993 to 2002; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.	37 registered investment companies consisting of 57 portfolios	None

*	The address of each non-interested Trustee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
**	Each Trustee serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
***	Co-Chairman of the Board of Trustees and Co-Chairman of the Audit Committee.

Certain biographical and other information about the Trustee who is an officer and an “interested person” of the Fund as defined in the Investment Company Act (the “interested Trustee”) and the other officers of the Fund is set forth below, including their ages, their principal occupations for at least the last five years, length of time served, the total number of BlackRock-advised funds overseen and any public directorships held.

Name, Address# and Age	Position(s) Held with the Fund	Term of Office## and Length of Time Served	Principal Occupation During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Robert C. Doll, Jr. (53)*	President and Trustee	Trustee** and President since 2005	Vice Chairman and Director of BlackRock, Inc., and Global Chief Investment Officer for Equities, Chairman of the BlackRock Private Client Operating Committee, and member of the BlackRock Executive Committee since 2006; President of the Merrill Lynch Investment Managers, L.P. (“MLIM”)/Fund Asset Management, L.P. (“FAM”)-advised funds from 2005 to 2006; President and Chief Investment Officer of MLIM and FAM from 2001 to 2006; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) and President of Princeton Administrators, L.P. (“Princeton Administrators”) from 2001 to 2006; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	120 registered investment companies consisting of 161 portfolios	None

Donald C. Burke (47)	Vice President and Treasurer	Vice President and Treasurer since 2005	Managing Director of BlackRock, Inc. since 2006; First Vice President of MLIM and FAM from 1997 to 2006 and Treasurer thereof from 1999 to 2006; Senior Vice President and Treasurer of Princeton Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM Distributors, Inc. (“FAMD”) from 1999 to 2006 and Director from 2004 to 2006; Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.	258 registered investment companies consisting of 574 portfolios	None

Name, Address# and Age	Position(s) Held with the Fund	Term of Office## and Length of Time Served	Principal Occupation During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Karen Clark (42)	Chief Compliance Officer	Chief Compliance Officer since 2005	Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007; Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.	120 registered investment companies consisting of 161 portfolios	None

Alice A. Pellegrino (47)	Secretary	Secretary since 2005	Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004 to 2006.	120 registered investment companies consisting of 161 portfolios	None

#	The address of each trustee and officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
##	Each Officer is elected by and serves at the pleasure of the Board of Trustees of the Fund.
*	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates.
**	As a Trustee, Mr. Doll serves until his successor is elected and qualified, until December 31 of the year in which he turns 72, or until his death, resignation, or removal as provided in the Fund’s by-laws or charter or by statute.

Share Ownership

Information relating to each Trustee’s share ownership in the Fund and in all registered funds in the BlackRock-advised funds that are overseen by the respective Trustees (“Supervised Funds”) as of December 31, 2006 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Interested Director:

Robert C. Doll, Jr.	None	Over $100,000

Non-Interested Director:

James H. Bodurtha	None	Over $100,000

Kenneth A. Froot	None	None

Joe Grills	None	Over $100,000

Herbert I. London	None	Over $100,000

Roberta Cooper Ramo	None	Over $100,000

Robert S. Salomon, Jr.	None	Over $100,000

As of August 3, 2007, the Trustees and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund.

Compensation of Trustees

Each non-interested Trustee receives an annual retainer of $150,000 for his or her services to the BlackRock-advised funds. The portion of the annual retainer allocated to each BlackRock-advised fund is determined quarterly based on the relative net assets of each fund. In addition, each non-interested Trustee receives a fee for each in-person Board meeting attended and each in-person Audit Committee meeting attended. The annual per-meeting fees paid to each non-interested Trustee aggregate $100,000 for all BlackRock-advised funds for which that Trustee serves and are allocated equally among those funds. Each Co-Chairman of the Audit Committee receives an additional annual retainer in the amount of $50,000, which is paid quarterly and allocated to each BlackRock-advised fund for which such Co-Chairman provides services, based on the relative net assets of each such fund.

The following table shows the compensation the Fund earned by the non-interested Trustees for the fiscal year ending April 30, 2007 and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2006:

Name	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expense	Aggregate Compensation from Fund and Other BlackRock Advised Funds*
James H. Bodurtha**	$8,874	None	$312,000
Kenneth A. Froot	$8,380	None	$259,000
Joe Grills**	$8,874	None	$309,000
Herbert London	$8,380	None	$262,000
Roberta Cooper Ramo	$8,380	None	$256,000
Robert S. Salomon, Jr.	$8,380	None	$259,000

*	For the number of BlackRock-advised funds from which each Trustee receives compensation, see chart beginning on p I-9.
**	Co-Chairman of the Board of Trustees and Co-Chairman of the Audit Committee.

IV.	Management and Advisory Arrangements

The Fund, on behalf of each Portfolio, has entered into a management agreement with BlackRock Advisors (the “Management Agreement”) pursuant to which the Manager manages each Portfolio’s investments and its business operations subject to the oversight of the Fund’s Board of Trustees. The Manager has the responsibility for making all investment decisions for each of the Portfolios. Prior to September 29, 2006, Fund Asset Management, L.P. (“FAM”), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as each Portfolios’ manager and was compensated according to the same management fee rates as the Manager discussed below.

Under the terms of the Management Agreement, the Manager is entitled to an annual management fee rate in the amount of 0.46% of the U.S. Mortgage Portfolio’s average daily net assets, 0.41% of the High Income Portfolio’s average daily net assets, 0.85% of the Global SmallCap Portfolio’s average daily net assets and 0.65% of the Mid Cap Value Opportunities Portfolio’s average daily net assets. However, the Manager has contractually agreed to waive all fees and pay or reimburse all expenses of each Portfolio, except extraordinary expenses. Although the Portfolios do not compensate the Manager directly for its services under the Management Agreement, the Manager may benefit from the fees charged to separately managed account clients who have retained an affiliate of the Manager to manage their accounts pursuant to an investment management agreement with such affiliate and/or a managed account program sponsor. The Manager is responsible for paying expenses it incurs in providing advisory services to the Portfolios.

The table below sets forth information about the total management fee paid by each Portfolio to the Manager and to FAM, the Portfolios’ previous Manager and the amount contractually waived for the periods indicated.

Management Fee

Fiscal Year Ended	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	MidCap Value Opportunities Portfolio
2007
Contractual Amount paid to FAM*	$173,544	$150,616	$291,525	$222,482
Contractual Amount paid to the Manager**	$291,208	$200,884	$562,780	$406,573
Amount waived by FAM*	($173,544)	($150,616)	($291,525)	($222,482)
Amount waived by the Manager**	($291,208)	($200,884)	($562,780)	($406,573)
2006***
Contractual Amount paid to FAM	$246,702	$211,307	$380,735	$288,290
Amount waived by FAM	($246,702)	($211,307)	($380,735)	($288,290)

*	For the period May 1, 2006 to September 29, 2006.
**	For the period September 29, 2006 to April 30, 2007.
***	The U.S. Mortgage Portfolio and High Income Portfolio commenced operations on July 29, 2005. The Global SmallCap Portfolio and MidCap Value Opportunities Portfolio commenced operations on August 2, 2005.

Effective September 29, 2006, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), pursuant to which the Manager pays BFM for services it provides a monthly fee at an annual rate equal to a percentage of its management fee. BFM is responsible for the day-to-day management of the High Income Portfolio and the U.S. Mortgage Portfolio. The Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), pursuant to which the Manager pays BIM for services it provides a monthly fee at an annual rate equal to a percentage of its management fee. BIM is responsible for the day-to-day management of the Mid Cap Value Opportunities Portfolio and the Global SmallCap Portfolio. For the period September 29, 2006 through April 30, 2007, the sub-advisory fees payable to BFM and BIM by the Manager were waived.

Information Regarding the Portfolio Managers

The portfolio managers of the U.S. Mortgage Portfolio are Andrew Phillips and Eric Pellicciaro. Kevin J. Booth and James Keenan are responsible for the day-to-day management of the High Income Portfolio. Jeffrey Gary and Scott Amero are also part of the High Income Portfolio’s management team. The Global SmallCap Portfolio is managed by a Management team that consists of John Coyle and Murali Balaraman. R. Elise Baum is the portfolio manager of the Mid Cap Value Opportunities Portfolio.

Other Portfolios and Accounts Managed

The following table sets forth information about funds and accounts other than the Portfolios of the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of April 30, 2007.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

John Coyle	1 $1.409 billion	0 $0	0 $0	0 $0	0 $0	0 $0

Murali Balaraman	1 $234 million	0 $0	0 $0	0 $0	0 $0	0 $0

Kevin Booth	6 $4.0 billion	5 $2.2 billion	4 $612 million	0 $0	2 $509 million	3 $554 million

James Keenan	7 $4.3 billion	4 $835 million	22 $4.0 billion	0 $0	1 $427 million	4 $706 million

Jeffrey Gary	4 $1.6 billion	12 $7.3 billion	15 $2.2 billion	0 $0	8 $2.6 billion	4 $421 million

Scott Amero	30 $18.3 billion	46 $14.8 billion	367 $108.7 billion	0 $0	4 $2.96 billion	21 $6.1 billion

Andrew Phillips	16 $7.1 billion	27 $12.9 billion	308 $111 billion	0 $0	1 $1.1 billion	21 $7.1 billion

Eric Pellicciaro	2 $744 million	1 $749 million	42 $21.8 billion	0 $0	0 $0	0 $0

R. Elise Baum	4 $4.135 billion	1 $130 million	3 $54 million	0 $0	0 $0	0 $0

Portfolio Manager Compensation Overview

With Respect to U.S. Mortgage Portfolio and High Income Portfolio:

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (LTIP) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

Deferred Compensation Program — A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his or her deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. Beginning in 2005, a portion of the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards — BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

Incentive Savings Plans — The PNC Financial Services Group, Inc., which currently owns approximately 34% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc. common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio manager of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the each Portfolio’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager

Jeffrey Gary	High Income Portfolio	A combination of market-based indices (e.g., The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager

Scott Amero	High Income Portfolio	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index, Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

James Keenan	High Income Portfolio	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index, Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

Kevin J. Booth	High Income Portfolio	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Gov/Credit Index, Lehman Brothers Aggregate Index, Lehman Brothers Intermediate Aggregate Index, Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index and others), certain customized indices and certain fund industry peer groups.

Andrew Phillips	U.S. Mortgage Portfolio	A combination of market-based indices (e.g., Custom 50% Lehman Brothers Mortgage /50% Merrill Lynch 10-Year Treasury Index, Lehman GNMA MBS Index), certain customized indices and certain fund industry peer groups.

Eric Pellicciaro	U.S. Mortgage Portfolio	A combination of market-based indices (e.g., custom 50% Lehman Brothers Mortgage /50% Merrill Lynch 10-Year Treasury Index, Lehman GNMA MBS Index), certain customized indices and certain fund industry peer groups.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

With Respect to Global Small Cap Portfolio and Mid Cap Value Opportunities:

Portfolio Manager Compensation Overview

The portfolio manager compensation program of BlackRock, Inc. and its affiliates (collectively, herein “BlackRock”) is critical to BlackRock’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary

Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the investment performance of each of the Global SmallCap and Mid Cap Value Opportunities Portfolios is compared to the Lipper Global Small/Mid Cap classifications and Lipper MidCap Value Fund classification, respectively. Portfolio managers are compensated based on products they manage. Portfolio managers who meet relative investment performance and financial management objectives during a specified time period are eligible to receive an additional bonus, which may or may not be a large part of their overall compensation. In addition, a portfolio manager’s compensation can be based on BlackRock investment performance, financial results of BlackRock, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by BlackRock management.

Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the “Company”). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Company’s shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. Portfolio managers, therefore, have a direct incentive to protect the Company’s reputation for integrity.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Fund Ownership

As of April 30, 2007, the dollar range of securities of each Portfolio beneficially owned by the portfolio manager(s) is shown below:

Portfolio Manager	Fund	Dollar Range

Jeffrey Gary	High Income Portfolio	None

Scott Amero	High Income Portfolio	None

James Keenan	High Income Portfolio	None

Kevin J. Booth	High Income Portfolio	None

John Coyle	Global SmallCap Portfolio	None

Murali Balaraman	Global SmallCap Portfolio	None

Andrew Phillips	U.S. Mortgage Portfolio	None

Eric Pellicciaro	U.S. Mortgage Portfolio	None

R. Elise Baum	Mid Cap Value Opportunities Portfolio	None

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when the portfolio managers have day-today portfolio management responsibilities with respect to more than one fund or account.

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to a Portfolio. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to a Portfolio. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to a Portfolio by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base

Transfer Agency Services

The table below sets forth information about the total amounts paid by each Portfolio to the Transfer Agent during the periods indicated, all of which were reimbursed by the Manager, or by FAM, the Fund’s previous Manager:

Fiscal Year Ended	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	MidCap Value Opportunities Portfolio

2007	$12,198	$11,351	$22,491	$22,500

2006*	$7,585	$8,076	$12,024	$12,035

*	The U.S. Mortgage Portfolio and High Income Portfolio commenced operations on July 29, 2005. The Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio commenced operations on August 2, 2005.

Accounting Services

The table below shows the amounts paid by each Portfolio to State Street Bank and Trust Company (“State Street”) and to the Manager and to FAM, the Fund’s previous Manager for accounting services for the periods indicated, all of which were reimbursed by the Manager and FAM for the periods indicated:

Fiscal Year Ended	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	MidCap Value Opportunities Portfolio

2007

Paid to State Street	$55,823	$51,996	$58,351	$52,470

Paid to FAM*	$880	$889	$893	$830

Paid to the Manager**	$1,902	$812	$1,008	$1,008

2006#

Paid to State Street	$34,791	$33,788	$30,600	$28,427

Paid to FAM	$1,217	$1,123	$914	$971

*	For the Period May 1, 2006 to September 29, 2006.
**	For the Period September 29, 2006 to April 30, 2007.
#	The U.S. Mortgage Portfolio and High Income Portfolio commenced operations on July 29, 2005. The Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio commenced operations on August 2, 2005.

V.	Information on Sales Charges and Distribution Related Expenses

Shares of each Portfolio are sold without a sales charge. You should be aware, however, that each Portfolio is an investment option for certain “wrap-fee” program accounts or other separate accounts managed by BlackRock for which it receives compensation pursuant to an investment management agreement. Wrap-fee program participants pay a “wrap” fee to the sponsor of the program which typically covers investment advice and transaction costs on trades executed with the sponsor or its affiliate. You should read carefully the wrap-fee or other program brochure provided to you by the sponsor or BlackRock. The brochure is required to include information about the fees charged to you, and in the case of a wrap-fee program, the fees paid by the sponsor to BlackRock. You pay no additional fees or expenses to purchase or redeem shares of each Portfolio.

Each of FAM Distributors, Inc. and BlackRock Distributors, Inc., each an affiliate of the Manager (each, a “Distributor”) serves as a principal underwriter of shares of the Portfolios, pursuant to a distribution agreement with the Fund. The Fund does not pay any fee to the Distributors.

VI.	Computation of Offering Price Per Share

An illustration of the computation of the offering price for the outstanding shares of each Portfolio based on the value of that Portfolio’s net assets and number of shares outstanding on April 30, 2007 is set forth below.

	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	MidCap Value Opportunities Portfolio

Net Assets	$120,677,286	$94,767,603	$134,370,286	$127,258,935

Number of Shares Outstanding	12,192,856	9,213,419	10,057,184	10,653,129

Net Asset Value Per Share (net assets divided by number of shares outstanding)	$9.90	$10.29	$13.36	$11.95

Sales Charge	None	None	None	None

Offering Price	$9.90	$10.29	$13.36	$11.95

VII.	Portfolio Transactions and Brokerage

See Part II “Portfolio Transactions and Brokerage” of this Statement of Additional Information for more information.

Information about the brokerage commissions paid by the Fund, including commissions paid to Merrill Lynch, is set forth in the following table:

Aggregate Brokerage Commissions for the Fund (All Portfolios):

Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Merrill Lynch

2007	$851,257	$108,229

2006*	$368,310	$34,161

*	The U.S. Mortgage Portfolio and High Income Portfolio commenced operations on July 29, 2005. The Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio commenced operations on August 2, 2005.

For the fiscal year ended April 30, 2007, the brokerage commissions paid to Merrill Lynch represented 12.71% of the aggregate brokerage commissions paid and involved 5.31% of the Fund’s dollar amount of transactions involving payment of commissions during the year.

The following table shows the dollar amount of brokerage commissions paid to brokers for providing research services to Mid Cap Value Opportunities Portfolio and Global SmallCap Portfolio and the approximate amount of the transactions involved for the fiscal year ended April 30, 2007. The provision of research services was not necessarily a factor in the placement of all brokerage business with such brokers.

Portfolio	Amount of Commissions Paid to Brokers for Providing Research Services	Amount of Brokerage Transactions Involved

Mid Cap Value Opportunities Portfolio	$371,910	1,766

Global SmallCap Portfolio	$368,854	3,961

For the fiscal years ended April 30, 2007 and 2006, the Fund’s lending agent received no securities lending agent fees from the Fund.

For the fiscal years ended April 30, 2006 and 2007, the U.S Mortgage Portfolio’s portfolio turnover rate was 381.53% and 1,316.48%, respectively. The increase in the portfolio turnover rate for the fiscal year ended April 30, 2007 is due primarily to the repositioning of the portfolio in connection with the change in the portfolio management team during the fourth quarter of 2006.

VIII.	Fund Performance

Set forth in the tables below is information, on the cumulative total return for each Portfolio of the Fund for the periods indicated, expressed as a percentage based on a hypothetical $1,000 investment.

	Average Annual Total Return (including maximum applicable sales charges)
Period	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
One year ended April 30, 2007	7.19%	11.98%	15.03%	12.51%
Inception (July 29, 2005) to April 30, 2007	4.38%	10.28%	—	—
Inception (August 2, 2005) to April 30, 2007	—	—	19.49%	16.50%

	Average Annual Total Return (After Taxes on Distributions) (including maximum applicable sales charges)
Period	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
One year ended April 30, 2007	5.29%	8.91%	14.30%	9.60%
Inception (July 29, 2005) to April 30, 2007	2.62%	7.18%	—	—
Inception (August 2, 2005) to April 30, 2007	—	—	19.03%	14.56%

	Average Annual Total Return (After Taxes on Distributions and Redemptions) (including maximum applicable sales charges)
Period	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
One year ended April 30, 2007	4.63%	7.66%	9.71%	8.00%
Inception (July 29, 2005) to April 30, 2007	2.70%	6.90%	—	—
Inception (August 2, 2005) to April 30, 2007	—	—	16.40%	12.89%

IX.	Additional Information

Description of Shares

The Fund was organized on April 29, 2005 under the laws of the State of Delaware and is a business entity commonly known as a “Delaware statutory trust.” It is a diversified, open-end investment company. Shares of each Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The offering of shares is continuous.

The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.01 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund.

Principal Shareholders

To the knowledge of the Fund, the following entities owned beneficially or of record 5% or more of the Fund’s shares as of August 3, 2007:

Name	Address	Percentage
Global SmallCap Portfolio

MERRILL LYNCH PIERCE FENNER*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100.00%
ATTENTION STOCK POWERS

High Income Portfolio

MERRILL LYNCH PIERCE FENNER*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100.00%
ATTENTION STOCK POWERS

Mid Cap Value Opportunities

MERRILL LYNCH PIERCE FENNER*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100.00%
ATTENTION STOCK POWERS

U.S. Mortgage Portfolio

MERRILL LYNCH PIERCE FENNER*	4800 E Deerlake Dr 3rd Floor, Jacksonville, FL 32246-6484	100.00%
ATTENTION STOCK POWERS

*	Record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as a trustee.

X.	Financial Statements

The audited financial statements of each of the four Portfolios of the Fund, including the reports of the independent registered public accounting firm, are incorporated in the Fund’s Statement of Additional Information by reference to the Fund’s 2007 Annual Report. You may request a copy of the Annual Report at no charge by calling 1-800-441-7762 between 8:00 a.m. and 6:00 p.m. Eastern time on any business day.

PART II

Part II of this Statement of Additional Information contains additional information about the Managed Account Series (“Fund”). The Fund is organized as a Delaware statutory trust, and is comprised of four series: the U.S. Mortgage Portfolio (“U.S. Mortgage Portfolio”), the High Income Portfolio (“High Income Portfolio”), the Global SmallCap Portfolio (“Global SmallCap Portfolio”), and the Mid Cap Value Opportunities Portfolio (“Mid Cap Value Opportunities Portfolio”) (each, a “Portfolio” and, collectively, the “Portfolios”). Shares of beneficial interest are referred to herein as “shares” or “Common Stock,” holders of shares or Common Stock are referred to as “shareholders,” the trustees of the Fund are referred to as “Trustees,” BlackRock Advisors, LLC (“BlackRock”) is the manager of the Fund and is referred to as the “Manager,” and the management agreement is referred to as the “Management Agreement.” The Fund’s Declaration of Trust, together with all amendments thereto if any, is referred to as its “charter.” The Investment Company Act of 1940, as amended, is referred to herein as the “Investment Company Act,” the Securities Act of 1933, as amended, is referred to herein as the “Securities Act,” and the Securities and Exchange Commission is referred to as the “Commission.”

INVESTMENT RISKS AND CONSIDERATIONS

Set forth below are descriptions of some of the types of investments and investment strategies that one or more of the Portfolios may use, and the risks and considerations associated with those investments and investment strategies. Please see the Fund’s Prospectus and Part I, Section I “Investment Objectives and Policies” for a complete description of each Portfolio’s investment policies and risks. Information contained in this section about the risks and considerations associated with a Portfolio’s investments and/or investment strategies applies only to those Portfolios specifically identified as making each type of investment or using each investment strategy (each, a “Covered Portfolio”). Information that does not apply to a Covered Portfolio does not form a part of that Covered Portfolio’s Statement of Additional Information and should not be relied on by investors in the Covered Portfolio. Only information that is clearly identified as applicable to a Covered Portfolio is considered to form a part of that Covered Portfolio’s Statement of Additional Information.

	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
144A Securities	X	X	X	X
Asset Backed Securities		X	X	X
Precious Metal Related Securities	X	X
Borrowing and Leverage	X	X	X	X
Convertible Securities	X	X	X	X
Corporate Loans			X
Debt Securities	X	X	X	X
Depositary Receipts	X	X
Derivatives	X	X	X	X
Hedging	X	X	X	X
Indexed and Inverse Floating Rate			X	X
Indexed and Inverse Securities	X	X
Swap Agreements	X	X	X	X
Interest Rate Swaps, Caps and Floors			X	X
Credit Default Swap Agreements			X	X
Credit Linked Securities			X	X
Total Return Swap Agreements			X	X
Options on Securities and Securities Indices	X	X	X	X
Types of Options	X	X	X	X
Call Options	X	X	X	X
Put Options	X	X	X	X
Options on Government National Mortgage Association (“GNMA”) Certificates				X
Futures	X	X	X	X
Foreign Exchange Transactions	X	X	X
Forward Foreign Exchange Transactions	X	X	X
Currency Futures	X	X	X
Currency Options	X	X	X
Limitations on Currency Hedging	X	X	X
Risk Factors in Hedging Foreign Currency Risks	X	X	X
Risk Factors in Derivatives	X	X	X	X
Credit Risk	X	X	X	X
Currency Risk	X	X	X
Leverage Risk	X	X	X	X
Liquidity Risk	X	X	X	X
Additional Risk Factors of OTC Transactions; Limitations on the use of OTC Derivatives	X	X	X	X
Distressed Securities			X
Dollar Rolls			X	X
Foreign Investment Risks	X	X	X
Foreign Market Risk	X	X	X
Foreign Economy Risk	X	X	X
Currency Risk and Exchange Risk	X	X	X
Governmental Supervision and Regulation / Accounting Standards	X	X	X
Certain Risks of Holding Fund Assets Outside the United States	X	X	X
Settlement Risk	X	X	X
Illiquid or Restricted Securities	X	X	X	X
Inflation-indexed Bonds			X	X
Initial Public Offering	X	X
Investment in Emerging Markets	X	X
Restriction on Certain Investments	X	X
Investment in Other Investment Companies	X	X	X	X
Junk Bonds		X	X
Mortgage-Related Securities			X	X
Mortgage-Backed Securities			X	X
Mortgage Pass-Through Securities			X	X
Collateralized Mortgage Obligations (“CMOs”)			X	X
Adjustable Rate Mortgage Securities			X	X
CMO Residuals			X	X
Stripped Mortgage-Backed Securities			X	X
Tiered Index Bonds			X	X
Real Estate Investment Trusts (“REITs”)		X	X	X
Real Estate Related Securities	X	X
Repurchase Agreements and Purchase and Sale Contracts	X	X	X	X
Reverse Repurchase Agreements			X	X
Securities Lending	X	X	X	X

	U.S. Mortgage Portfolio	High Income Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Securities of Smaller or Emerging Growth Companies	X	X
Short Sales	X	X	X	X
Sovereign Debt		X	X
Standby Commitment Agreements	X	X	X	X
Stripped Securities			X	X
Supranational Entities		X	X
Utility Industries	X	X
Warrants	X	X	X
When Issued Securities, Delayed Delivery Securities and Forward Commitments	X	X	X	X
Zero Coupon Securities			X	X

144A Securities. Each Portfolio may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act. The Trustees have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Fund’s Trustees. The Trustees have adopted guidelines and delegated to the Manager the daily function of determining and monitoring liquidity of restricted securities. The Trustees, however, will retain sufficient oversight and be ultimately responsible for the determinations. Since it is not possible to predict with assurance exactly how this market for restricted securities sold and offered under Rule 144A will continue to develop, the Trustees will carefully monitor a Portfolio’s investments in these securities. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Asset-Backed Securities. Asset-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Portfolio. The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because of their potential for prepayment. The price paid by a Portfolio for its asset-backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Portfolio purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a longer term security. Since longer-term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the inherent volatility of the Portfolio.

Precious Metal-Related Securities. A Portfolio may invest in the equity securities of companies that explore for, extract, process or deal in precious metals, e.g., gold, silver and platinum, and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, affect adversely the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Borrowing and Leverage. Each Portfolio may borrow from banks in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Portfolio may borrow from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions or to settle securities transactions. Each Portfolio will not purchase securities at any time when borrowings exceed 5% of its total assets, except (a) to honor prior commitments or (b) to exercise subscription rights when outstanding borrowings have been obtained exclusively for settlements of other securities transactions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Portfolio. Such leveraging increases the Portfolio’s exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. The use of leverage by a Portfolio creates an opportunity for greater total return, but, at the same time, creates special risks. For example, leveraging may exaggerate changes in the net asset value of Portfolio shares and in the yield on the Portfolio’s investments. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowings are outstanding. Borrowings will create interest expenses for the Portfolio that can exceed the income from the assets purchased with the borrowings. To the extent the income or capital appreciation derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay on the borrowings, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such borrowed funds is not sufficient to cover the cost of borrowing, the return to the Portfolio will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends will be reduced. In the latter case, the Manager in its best judgment nevertheless may determine to maintain the Portfolio’s leveraged position if it expects that the benefits to the Portfolio’s shareholders of maintaining the leveraged position will outweigh the current reduced return.

Certain types of borrowings by a Portfolio may result in the Portfolio being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Manager from managing a Portfolio’s investments in accordance with the Portfolio’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Portfolio to dispose of portfolio investments at a time when it may be disadvantageous to do so.

The Portfolio may at times borrow from affiliates of the Manager, provided that the terms of such borrowings are no less favorable than those available from comparable sources of funds in the marketplace.

Convertible Securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

The characteristics of convertible securities make them appropriate investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

In analyzing convertible securities, the Manager will consider both the yield on the convertible security relative to its credit quality and the potential capital appreciation that is offered by the underlying common stock, among other things.

Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by a Portfolio are denominated in U.S. dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security. As described below, a Portfolio is authorized to enter into foreign currency hedging transactions in which it may seek to reduce the effect of such fluctuations.

Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. The yield and conversion premium of convertible securities issued in Japan and the Euromarket are frequently determined at levels that cause the conversion value to affect their market value more than the securities’ investment value.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder, which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Synthetic convertible securities may be either (i) a debt security or preferred stock that may be convertible only under certain contingent circumstances or that may pay the holder a cash amount based on the value of shares of underlying common stock partly or wholly in lieu of a conversion right (a “Cash-Settled Convertible”), (ii) a combination of separate securities chosen by the Manager in order to create the economic characteristics of a convertible security, i.e., a fixed income security paired with a security with equity conversion features, such as an option or warrant (a “Manufactured Convertible”) or (iii) a synthetic security manufactured by another party.

Synthetic convertible securities may include either Cash-Settled Convertibles or Manufactured Convertibles. Cash-Settled Convertibles are instruments that are created by the issuer and have the economic characteristics of traditional convertible securities but may not actually permit conversion into the underlying equity securities in all circumstances. As an example, a private company may issue a Cash-Settled Convertible that is convertible into common stock only if the company successfully completes a public offering of its common stock prior to maturity and otherwise pays a cash amount to reflect any equity appreciation. Manufactured Convertibles are created by the Manager by combining separate securities that possess one of the two principal characteristics of a convertible security, i.e., fixed income (“fixed income component”) or a right to acquire equity securities (“convertibility component”). The fixed income component is achieved by investing in nonconvertible fixed income securities, such as nonconvertible bonds, preferred stocks and money market instruments. The convertibility component is achieved by investing in call options, warrants, or other securities with equity conversion features (“equity features”) granting the holder the right to purchase a specified quantity of the underlying stocks within a specified period of time at a specified price or, in the case of a stock index option, the right to receive a cash payment based on the value of the underlying stock index.

A Manufactured Convertible differs from traditional convertible securities in several respects. Unlike a traditional convertible security, which is a single security having a unitary market value, a Manufactured Convertible is comprised of two or more separate securities, each with its own market value. Therefore, the total “market value” of such a Manufactured Convertible is the sum of the values of its fixed income component and its convertibility component.

More flexibility is possible in the creation of a Manufactured Convertible than in the purchase of a traditional convertible security. Because many corporations have not issued convertible securities, the Manager may combine a fixed income instrument and an equity feature with respect to the stock of the issuer of the fixed income instrument to create a synthetic convertible security otherwise unavailable in the market. The Manager may also combine a fixed income instrument of an issuer with an equity feature with respect to the stock of a different issuer when the Manager believes such a Manufactured Convertible would better promote the Fund’s objective than alternate investments. For example, the Manager may combine an equity feature with respect to an issuer’s stock with a fixed income security of a different issuer in the same industry to diversify the Fund’s credit exposure, or with a U.S. Treasury instrument to create a Manufactured Convertible with a higher credit profile than a traditional convertible security issued by that issuer. A Manufactured Convertible also is a more flexible investment in that its two components may be purchased separately and, upon purchasing the separate securities, “combined” to create a Manufactured Convertible. For example, the Portfolio may purchase a warrant for eventual inclusion in a Manufactured Convertible while postponing the purchase of a suitable bond to pair with the warrant pending development of more favorable market conditions.

The value of a Manufactured Convertible may respond differently to certain market fluctuations than would a traditional convertible security with similar characteristics. For example, in the event a Portfolio created a Manufactured Convertible by combining a short-term U.S. Treasury instrument and a call option on a stock, the Manufactured Convertible would likely outperform a traditional convertible of similar maturity that is convertible into that stock during periods when Treasury instruments outperform corporate fixed income securities and underperform during periods when corporate fixed-income securities outperform Treasury instruments.

Corporate Loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rate of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, the Portfolio may experience difficulties from time to time in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.” The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Portfolio may not recover its investment, or there might be a delay in the Portfolio’s recovery. By investing in a corporate loan, the Portfolio becomes a member of the syndicate.

As in the case of junk bonds, the Corporate Loans in which the Portfolio may invest can be expected to provide higher yields than higher-rated fixed income securities but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between Corporate Loans and junk bonds. Corporate Loans are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of Corporate Loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give Corporate Loan investors preferential treatment over junk bond investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the Corporate Loans will be repaid in full. Corporate Loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the Prime Rate of a U.S. bank, or that may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of LIBOR. Consequently, the value of Corporate Loans held by the Portfolio may be expected to fluctuate significantly less than the value of fixed rate junk bond instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for Corporate Loans is not as well developed as the secondary dealer market for junk bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

The Portfolio may acquire interests in Corporate Loans by means of a novation, assignment or participation. In a novation, the Portfolio would succeed to all the rights and obligations of the assigning institution and become a contracting party under the credit agreement with respect to the debt obligation. As an alternative, a Portfolio may purchase an assignment, in which case the Portfolio may be required to rely on the assigning institution to demand payment and enforce its rights against the borrower but would otherwise typically be entitled to all of such assigning institution’s rights under the credit agreement. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution selling the participation interest and not with the borrower. In purchasing a loan participation, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Portfolio may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolio will assume the credit risk of both the borrower and the institution selling the participation to the Portfolio.

Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the issuer will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the bonds. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Portfolio’s investment in that issuer. Credit risk is reduced to the extent a Portfolio limits its debt investments to U.S. Government securities. All debt securities, however, are subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Depositary Receipts. A Portfolio may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. Certain Portfolios may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Derivatives

Each Portfolio may use instruments referred to as derivative securities (“Derivatives”). Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives allow a Portfolio to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Each Portfolio may use Derivatives for hedging purposes and to seek to enhance returns. The use of a Derivative is speculative if the Portfolio is primarily seeking to achieve gains, rather than offset the risk of other positions. When the Portfolio invests in a Derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. No Portfolio may use any Derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

Hedging. Hedging is a strategy in which a Derivative is used to offset the risks associated with other Portfolio holdings. Losses on the other investment may be substantially reduced by gains on a Derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Portfolio or if the cost of the Derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the Derivative will not match those of the holdings being hedged as expected by a Portfolio, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Portfolio’s ability to hedge effectively its portfolio. There is also a risk of loss by the Portfolio of margin deposits or collateral in the event of bankruptcy of a broker with whom the Portfolio has an open position in an option, a futures contract or a related option. There can be no assurance that a Portfolio’s hedging strategies will be effective. No Portfolio is required to engage in hedging transactions and each Portfolio may choose not to do so.

A Portfolio may use Derivative instruments and trading strategies including the following:

Indexed and Inverse Floating Rate Securities. A Portfolio may invest in securities that yield a potential return based on a particular index of value or interest rates. For example, a Portfolio may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Portfolio invests in these types of securities, the Portfolio’s return on such securities will be subject to risk with respect to the value of the particular index. Interest and principal payable on the securities may also be based on relative changes among particular indices. Also, a Portfolio may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). A Portfolio may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate securities. To seek to limit the volatility of these securities, a Portfolio may purchase inverse floating obligations with shorter-term maturities or which contain limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid. A Portfolio may not invest in such illiquid obligations if such investments, together with other illiquid investments, would exceed 15% of the Portfolio’s net assets. The Manager believes that indexed and inverse floating obligations represent flexible portfolio management instruments for the Portfolio that allow the Portfolio to seek potential investment rewards, hedge other portfolio positions or vary the degree of investment leverage relatively efficiently under different market conditions. A Portfolio may invest in indexed and inverse securities for hedging purposes only or to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.

Indexed and Inverse Securities. A Portfolio may invest in securities that yield a potential return based on a index or interest rate. As an illustration, a Fund may invest in a debt security that pays interest based on the current value of an interest rate index, such as the prime rate. A Portfolio may also invest in a debt security that returns principal at maturity based on the level of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, certain Portfolios may invest in securities the potential return of which is based inversely on the change in an index or interest rate (that is, a security the value of which will move in the opposite direction of changes to an index or interest rate). For example, a Portfolio may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If a Portfolio invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant interest rate, index or indices. Indexed and inverse securities involve credit risk, and certain indexed and inverse securities may involve leverage risk, liquidity risk and currency risk. A Portfolio may invest in indexed and inverse securities for hedging purposes only or to increase returns. When used for hedging purposes, indexed and inverse securities involve correlation risk. (Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, a Portfolio may be required to pay substantial additional margin to maintain the position.)

Swap Agreements. A Portfolio may enter into swap agreements, including interest rate and index swap agreements, for purposes of attempting to obtain a particular desired return at a lower cost to a Portfolio than if the Portfolio had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. A Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated cash, U.S. government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, to avoid any potential leveraging of the Portfolio’s investments.

Whether a Portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on the Manager’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Portfolio’s ability to use swap agreements. The swaps market is largely unregulated. It is possible that development in the swap market, including potential government regulation, could adversely affect each Portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

See “Credit Default Swap Agreements” and “Interest Rate Swaps, Caps and Floors” below for further information on particular types of swap agreements that may be used by certain Portfolios.

Interest Rate Swaps, Caps and Floors. A Portfolio may enter into interest rate swaps, which are over-the-counter contracts in which each party agrees to make a periodic payment based on an index or the value of an asset in return for a periodic payment from the other party based on a different index or asset.

In order to hedge the value of a Portfolio’s investments against interest rate fluctuations or to enhance a Portfolio’s income, a Portfolio may enter into various transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. A Portfolio generally will use these transactions primarily as a hedge and not as a speculative investment. However, a Portfolio may also invest in interest rate swaps to enhance income or to increase the Portfolio’s yield during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

A Portfolio usually will enter into interest rate swap transactions on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the Manager believes that such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Portfolio’s custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be maintained in a segregated account by the Portfolio’s custodian.

In an interest rate swap, a Portfolio exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of fixed rate payments for floating rate payments. For example, if a Portfolio holds a mortgage backed security with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable a Portfolio to offset a decline in the value of the mortgage backed security due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if a Portfolio holds a mortgage backed security with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Portfolio from a reduction in yield due to falling interest rates and may permit the Portfolio to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

A Portfolio also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

Typically the parties with which a Portfolio will enter into interest rate transactions will be broker-dealers and other financial institutions. A Portfolio will enter into interest rate swap, cap or floor transactions only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain Federal income tax requirements may limit a Portfolio’s ability to engage in certain interest rate transactions. Gains from transactions in interest rate swaps distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long term capital gains to shareholders.

Credit Default Swap Agreements and Similar Instruments. A Portfolio may enter into credit default swap agreements and similar agreements, and may also buy credit linked securities. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by a Portfolio. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an up front or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Portfolio may be either the buyer or seller in the transaction. If a Portfolio is a buyer and no credit event occurs, the Portfolio recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, a Portfolio generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Credit default swaps involve greater risks than if a Portfolio had invested in the reference obligation directly, since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A Portfolio will enter into credit default swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Manager to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the up front or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Portfolio. When a Portfolio acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Credit Linked Securities. Among the income producing securities in which a Portfolio may invest are credit linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Portfolio may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay to the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Total Return Swap Agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to a Portfolio’s investments because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

Total return swap agreements entail the risk that a party will default on its payment obligations to the Portfolio thereunder. Swap agreements also bear the risk that the Portfolio will not be able to meet its obligation to the counterparty. Generally, the Portfolio will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be segregated by the Portfolio. If the total return swap transaction is entered into on other than a net basis, the full amount of the Portfolio’s obligations will be accrued on a daily basis, and the full amount of the Portfolio’s obligations will be segregated by the Portfolio in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Portfolio initially to make an equivalent direct investment, plus or minus any amount the Portfolio is obligated to pay or is to receive under the total return swap agreement.

Options on Securities and Securities Indices. Each Portfolio may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short term interest rates.

Types of Options. Each Portfolio may engage in transactions in options on securities or securities indices on exchanges and in the over-the-counter (“OTC”) markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk. See “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below.

Call Options. Each Portfolio may purchase call options on any of the types of securities or instruments in which it may invest. A purchased call option gives a Portfolio the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period. A Portfolio also may purchase and sell call options on indices. Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater than the exercise price of the option.

Each Portfolio also is authorized to write (i.e., sell) covered call options on the securities or instruments in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which a Portfolio, in return for a premium, gives another party a right to buy specified securities owned by the Portfolio at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, a Portfolio gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Portfolio’s ability to sell the underlying security will be limited while the option is in effect unless the Portfolio enters into a closing purchase transaction. A closing purchase transaction cancels out a Portfolio’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

Each Portfolio also is authorized to write (i.e., sell) uncovered call options on securities or instruments in which it may invest but that are not currently held by the Portfolio. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, a Portfolio must deposit and maintain sufficient margin with the broker dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Portfolio’s exposure (the difference between the unpaid amounts owed by the Portfolio on such transaction minus any collateral deposited with the broker dealer), on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Portfolio’s investments. Such segregation will not limit the Portfolio’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Portfolio’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by a Portfolio that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, a Portfolio must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, a Portfolio will lose the difference.

Put Options. Each Portfolio is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, a Portfolio acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Portfolio’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out a Portfolio’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. A Portfolio also may purchase uncovered put options.

Each Portfolio also has authority to write (i.e., sell) put options on the types of securities or instruments that may be held by the Portfolio, provided that such put options are covered, meaning that such options are secured by segregated, liquid instruments. A Portfolio will receive a premium for writing a put option, which increases the Portfolio’s return. A Portfolio will not sell puts if, as a result, more than 50% of the Portfolio’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Each Portfolio is also authorized to write (i.e., sell) uncovered put options on securities or instruments in which it may invest but that the Portfolio does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker dealer through which it made the uncovered put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. A Portfolio has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and a Portfolio will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, a Portfolio will segregate unencumbered liquid securities or cash with a value at least equal to the Portfolio’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Portfolio’s investments. Such segregation will not limit the Portfolio’s exposure to loss.

Options on Government National Mortgage Association (“GNMA”) Certificates. The following information relates to unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, a Portfolio, as a writer of a GNMA call holding GNMA Certificates as “cover” to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, a Portfolio will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its “cover.”

A GNMA Certificate held by a Portfolio to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, a Portfolio will no longer be covered, and the Portfolio will either enter into a closing purchase transaction or replace such Certificate with a certificate which represents cover. When a Portfolio closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

Futures. Each Portfolio may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts which obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract a Portfolio is required to deposit collateral (“margin”) equal to a percentage (generally less than 10%) of the contract value. Each day thereafter until the futures position is closed, the Portfolio will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Futures involve substantial leverage risk.

The sale of a futures contract limits a Portfolio’s risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the futures contract’s expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, a Portfolio will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

The purchase of a futures contract may protect a Portfolio from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Portfolio was attempting to identify specific securities in which to invest in a market the Portfolio believes to be attractive. In the event that such securities decline in value or a Portfolio determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Portfolio may realize a loss relating to the futures position.

A Portfolio is also authorized to purchase or sell call and put options on futures contracts including financial futures and stock indices in connection with its hedging activities. Generally, these strategies would be used under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Portfolio entered into futures transactions. A Portfolio may purchase put options or write call options on futures contracts and stock indices rather than selling the underlying futures contract in anticipation of a decrease in the market value of its securities. Similarly, a Portfolio can purchase call options, or write put options on futures contracts and stock indices, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value of securities which the Portfolio intends to purchase.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Manager is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA and each Portfolio is operated so as not to be deemed a “commodity pool” under regulations of the Commodity Futures Trading Commission.

Foreign Exchange Transactions. A Portfolio may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, “Currency Instruments”) for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns. Such transactions could be effected with respect to hedges on non-U.S. dollar denominated securities owned by a Portfolio, sold by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio. As an illustration, a Portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Portfolio may also sell a call option that, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Portfolio gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by a Portfolio are considered to constitute hedging transactions and are consistent with the policies described above. No Portfolio will attempt to hedge all of its foreign portfolio positions.

Forward Foreign Exchange Transactions. Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. A Portfolio will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to enhance returns. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Portfolio has received or anticipates receiving a dividend or distribution. A Portfolio may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Portfolio is denominated or by purchasing a currency in which the Portfolio anticipates acquiring a portfolio position in the near future. A Portfolio may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions involve substantial currency risk, and also involve credit and liquidity risk.

Currency Futures. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “Futures” above. Currency futures involve substantial currency risk, and also involve leverage risk.

Currency Options. A Portfolio may also seek to enhance returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. A Portfolio may engage in transactions in options on currencies either on exchanges or OTC markets. See

“Types of Options” above and “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives” below. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

Limitations on Currency Hedging. Most Portfolios will not speculate in Currency Instruments. Accordingly, a Portfolio will not hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. A Portfolio may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). A Portfolio will only enter into a cross-hedge if the Manager believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving Currency Instruments involve substantial risks, including correlation risk. While a Portfolio’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Portfolio’s shares, the net asset value of the Portfolio’s shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Portfolio’s hedging strategies will be ineffective. To the extent that a Portfolio hedges against anticipated currency movements that do not occur, the Portfolio may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Portfolio will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Portfolio will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Portfolio will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Portfolio of any profit potential or force the Portfolio to cover its commitments for resale, if any, at the then market price and could result in a loss to the Portfolio.

It may not be possible for a Portfolio to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Portfolio is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Portfolio of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Risk Factors in Derivatives.

Derivatives are volatile and involve significant risks, including:

Credit Risk — the risk that the counterparty on a Derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

Currency Risk — the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk — the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk — the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Use of Derivatives for hedging purposes involves correlation risk. If the value of the Derivative moves more or less than the value of the hedged instruments, a Portfolio will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

A Portfolio intends to enter into transactions involving Derivatives only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under “Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives.” However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Derivative or the Portfolio will otherwise be able to sell such instrument at an acceptable price. It may therefore not be possible to close a position in a Derivative without incurring substantial losses, if at all.

Certain transactions in Derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose a Portfolio to potential losses, which exceed the amount originally invested by the Portfolio. When a Portfolio engages in such a transaction, the Portfolio will segregate assets with a value at least equal to the Portfolio’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that a Portfolio has assets available to satisfy its obligations with respect to the transaction, but will not limit the Portfolio’s exposure to loss.

Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Derivatives

Certain Derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for a Portfolio to ascertain a market value for such instruments. A Portfolio will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Manager anticipates the Portfolio can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used.

Because Derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. A Portfolio will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in Derivatives traded in OTC markets only with financial institutions that have investment grade credit ratings or that have provided the Portfolio with a third-party guaranty or other credit enhancement.

Distressed Securities. A Portfolio may invest in securities, including corporate loans purchased in the secondary market, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by the Portfolio or are rated in the lower rating categories (Ca or lower by Moody’s Investors Service, Inc. (“Moody’s”) and CC or lower by

Standard & Poor’s (“S&P”)) or which, if unrated, are in the judgment of the Manager of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks. Distressed Securities frequently do not produce income while they are outstanding and may require a Portfolio to bear certain extraordinary expenses in order to protect and recover its investment.

A Portfolio will generally make such investments only when the Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Portfolio will receive any interest payments on the Distressed Securities, the Portfolio will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Portfolio’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities.

Dollar Rolls. A Portfolio may enter into dollar rolls, in which the Portfolio will sell or buy securities for delivery in the current month and simultaneously contract to repurchase or resell substantially similar (the same type and coupon) securities on a specified future date from the same party. During the roll period, a Portfolio forgoes principal and interest paid on the securities sold. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale.

Dollar rolls involve the risk that the market value of the securities subject to a Portfolio’s forward purchase commitment may decline below the price of the securities the Portfolio has sold. In the event the buyer of the securities files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the current sale portion of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to purchase the similar securities in the forward transaction. Dollar rolls are speculative techniques that can be deemed to involve leverage. A Portfolio will engage in dollar roll transactions to enhance return and not for the purpose of borrowing. Each dollar roll transaction is accounted for as a sale of a portfolio security and a subsequent purchase of a substantially similar security in the forward market.

Foreign Investment Risks

Foreign Market Risk. Portfolios that may invest in foreign securities offer the potential for more diversification than a Portfolio that invests only in the United States because securities traded on foreign markets have often (though not always) performed differently than securities in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that a Portfolio will lose money. In particular, a Portfolio is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Portfolio to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Portfolio’s ability to purchase or sell foreign securities or transfer the Portfolio’s assets or income back into the United States, or otherwise adversely affect the Portfolio’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk and Exchange Risk. Securities in which a Portfolio invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of a Portfolio’s investments. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a stronger U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than does the United States. Some countries may not have laws to protect investors comparable to the U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the United States. A Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on a Portfolio’s ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it is often more expensive for a Portfolio to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount a Portfolio can earn on its investments and typically results in a higher operating expense ratio for the Portfolio as compared to investment companies that invest only in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for a Portfolio to carry out transactions. If a Portfolio cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Portfolio cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Portfolio could be liable to that party for any losses incurred.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes thereby reducing the amount available for distribution to shareholders.

Illiquid or Restricted Securities. Each Portfolio may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of a Portfolio’s assets in illiquid securities may restrict the ability of the Portfolio to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where a Portfolio’s operations require cash, such as when the Portfolio redeems shares or pays dividends, and could result in the Portfolio borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

A Portfolio may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Portfolio or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. Certain of the Portfolio’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, a Portfolio may obtain access to material nonpublic information, which may restrict the Portfolio’s ability to conduct portfolio transactions in such securities.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Portfolio purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end of year value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal on maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Portfolio may also invest in other inflation related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if a Portfolio purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the CPI for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculate by the applicable government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

An increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Initial Public Offering Risk. The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and a Portfolio may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Investment in Emerging Markets. Certain Portfolios may invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, a country with an emerging capital market is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Portfolio’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Portfolio. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a Portfolio could lose the entire value of its investments in the affected markets.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Portfolio’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Portfolio will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A Portfolio would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Restrictions on Certain Investments. A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing countries, and certain of such countries, such as Thailand, South Korea, Chile and Brazil have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies, not more than 5% of which may be invested in any one such company. In addition, under the Investment Company Act, a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company. These restrictions on investments in securities of investment companies may limit opportunities for a Portfolio to invest indirectly in certain developing countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Portfolio acquires shares of other investment companies, shareholders would bear both their proportionate share of expenses of the Portfolio (including management and advisory fees) and, indirectly, the expenses of such other investment companies.

Investment in Other Investment Companies. Each Portfolio may invest in other investment companies, including exchange traded funds. In accordance with the Investment Company Act, a Portfolio may invest up to 10% of its total assets in securities of other investment companies. In addition, under the Investment Company Act a Portfolio may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Portfolio’s total assets may be invested in securities of any investment company. Each Portfolio has received an exemptive order from the Commission permitting it to invest in affiliated registered money market funds and in an affiliated private investment company without regard to such limitations, provided however, that in all cases the Portfolio’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Portfolio’s total assets at any time. As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Portfolio acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Portfolio (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Portfolio in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

Junk Bonds. Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Portfolio management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high-risk investments that may cause income and principal losses for a Portfolio. The major risks in junk bond investments include the following:

•

Junk bonds may be issued by less creditworthy companies. These securities are vulnerable to adverse changes in the issuer’s industry and to general economic conditions. Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments or the unavailability of additional financing.

•

The issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. If the issuer experiences financial stress, it may be unable to meet its debt obligations. The issuer’s ability to pay its debt obligations also may be lessened by specific issuer developments, or the unavailability of additional financing.

•	Junk bonds are frequently ranked junior to claims by other creditors. If the issuer cannot meet its obligations, the senior obligations are generally paid off before the junior obligations.

•

Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If an issuer redeems the junk bonds, a Portfolio may have to invest the proceeds in bonds with lower yields and may lose income.

•	Prices of junk bonds are subject to extreme price fluctuations. Negative economic developments may have a greater impact on the prices of junk bonds than on other higher rated fixed income securities.

•

Junk bonds may be less liquid than higher rated fixed income securities even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Portfolio’s securities than in the case of securities trading in a more liquid market.

•	A Portfolio may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

Mortgage-Related Securities

Mortgage-Backed Securities. Investing in mortgage-backed securities involves certain unique risks in addition to those generally associated with investing in the real estate industry in general. These unique risks include the failure of a party to meet its commitments under the related operative documents, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Mortgage-backed securities are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to a Portfolio. The value of mortgage-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed-income securities because of their potential for prepayment without penalty. The price paid by a

Portfolio for its mortgage backed securities, the yield the Portfolio expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If a Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than shorter-term securities, maturity extension risk could increase the inherent volatility of a Portfolio. Under certain interest rate and prepayment scenarios, a Portfolio may fail to recoup fully its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee.

Mortgage Pass-Through Securities. Mortgage pass-through securities represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to the sale of underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost.

There are currently three types of mortgage pass-through securities: (1) those issued by the U.S. government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (“Ginnie Mae”), or by government sponsored enterprises, such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); (2) those issued by private issuers that represent an interest in or are collateralized by pass-through securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and (3) those issued by private issuers that represent an interest in or are collateralized by whole mortgage loans or pass-through securities without a government guarantee but usually having some form of private credit enhancement.

Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by the institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage banks), and backed by pools of Federal Housing Administration (“FHA”)-insured or Veterans’ Administration (“VA”)-guaranteed mortgages. Obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U. S. government. In the case of obligations not backed by the full faith and credit of the U.S. government, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Fannie Mae and Freddie Mac may borrow from the U.S. Treasury to meet its obligations, but the U.S. Treasury is under no obligation to lend to Fannie Mae or Freddie Mac.

Private mortgage pass-through securities are structured similarly to Ginnie Mae, Fannie Mae, and Freddie Mac mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

Pools created by private mortgage pass-through issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the private pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. The insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Private mortgage pass-through securities may be bought without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Manager determines that the securities meet a Portfolio’s quality standards.

A Fund from time to time may purchase in the secondary market (i) certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (“PNC Mortgage”) (or Sears Mortgage if PNC Mortgage succeeded to the rights and duties of Sears Mortgage) or Midland Loan Services, Inc. (“Midland”), or (ii) mortgage-related securities containing loans or mortgages originated by PNC Bank, National Association (“PNC Bank”) or its affiliates. It is possible that under some circumstances, PNC Mortgage, Midland or other affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage, Midland or their affiliates. For example, if PNC Mortgage, Midland or their affiliates engaged in negligence or willful misconduct in carrying out its duties as a master servicer, then any holder of the mortgage-backed security could seek recourse against PNC Mortgage, Midland or their affiliates, as applicable. Also, as a master servicer, PNC Mortgage, Midland or their affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-backed security. If one or more of those representations or warranties is false, then the holders of the mortgage-backed securities could trigger an obligation of PNC Mortgage, Midland or their affiliates, as applicable, to repurchase the mortgages from the issuing trust. Finally, PNC Mortgage, Midland or their affiliates may own securities that are subordinate to the senior mortgage-backed securities owned by a Fund.

Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and prepaid principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). All future references to CMOs also include REMICs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral, which is ordinarily unrelated to the stated maturity date. CMOs often provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after the first class has been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

Certain issuers of CMOs are not considered investment companies pursuant to a rule adopted by the Commission, and a Portfolio may invest in the securities of such issuers without the limitations imposed by the Investment Company Act on investments by a Portfolio in other investment companies. In addition, in reliance on an earlier Commission interpretation, a Portfolio’s investments in certain other qualifying CMOs, which cannot or do not rely on the rule, are also not subject to the limitation of the Investment Company Act on acquiring interests in other investment companies. In order to be able to rely on the Commission’s interpretation, these CMOs must be unmanaged, fixed asset issuers, that: (1) invest primarily in mortgage-backed securities; (2) do not issue redeemable securities; (3) operate under general exemptive orders exempting them from all provisions of the Investment Company Act; and (4) are not registered or regulated under the Investment Company Act as investment companies. To the extent that a Portfolio selects CMOs that cannot rely on the rule or do not meet the above requirements, the Portfolio may not invest more than 10% of its assets in all such entities and may not acquire more than 3% of the voting securities of any single such entity.

A Portfolio may also invest in, among other things, parallel pay CMOs, Planned Amortization Class CMOs (“PAC bonds”), sequential pay CMOs, and floating rate CMOs. Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC bonds generally require payments of a specified amount of principal on each payment date. Sequential pay CMOs generally pay principal to only one class while paying interest to several classes. Floating rate CMOs are securities whose coupon rate fluctuates according to some formula related to an existing market index or rate. Typical indices would include the eleventh district cost-of-funds index (“COFI”), LIBOR, one-year Treasury yields, and ten-year Treasury yields.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities (“ARMs”) are pass-through securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. In the event that market rates of interest rise more rapidly to levels above that of the ARM’s maximum rate, the ARM’s coupon may represent a below market rate of interest. In these circumstances, the market value of the ARM security will likely have fallen.

Certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is then utilized to reduce the outstanding principal balance of the ARM.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing. The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In part, the yield to maturity on the CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-related securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. In certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act. CMO residuals, whether or not registered under the Securities Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Portfolio’s limitations on investment in illiquid securities.

Stripped Mortgage Backed Securities. A Portfolio may invest in stripped mortgage backed securities (“SMBSs”) issued by agencies or instrumentalities of the United States. SMBSs are derivative multi-class mortgage backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal only or “PO” class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest only or “IO” class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While a Portfolio may purchase securities of a PO class, a Portfolio is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, a Portfolio may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs that represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, a Portfolio generally will purchase IOs only as a component of so called “synthetic” securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on a Portfolio because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities. IOs and POs are considered by the staff of the Commission to be illiquid securities and, consequently, a Portfolio will not invest in IOs or POs in an amount which, taken together with the Portfolio’s other investments in illiquid securities, exceeds 15% of the Portfolio’s net assets.

Tiered Index Bonds. Tiered index bonds are relatively new forms of mortgage-related securities. The interest rate on a tiered index bond is tied to a specified index or market rate. So long as this index or market rate is below a predetermined “strike” rate, the interest rate on the tiered index bond remains fixed. If, however, the specified index or market rate rises above the “strike” rate, the interest rate of the tiered index bond will decrease. Thus, under these circumstances, the interest rate on a tiered index bond, like an inverse floater, will move in the opposite direction of prevailing interest rates, with the result that the price of the tiered index bond may be considerably more volatile than that of a fixed-rate bond.

Real Estate Investment Trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs must also meet certain requirements under the Code to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their exemptions from registration under the Investment Company Act. REITs are also subject to changes in the Code, including changes affecting their tax status.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in certain REITs involves risks similar to those associated with investing in small capitalization companies. These REITs may have limited financial resources, may trade less frequently and in limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as these REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate Related Securities. Although a Portfolio may not invest directly in real estate, a Portfolio may invest in equity securities of issuers that are principally engaged in the real estate industry. Therefore, an investment in a Portfolio is subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Portfolio’s investments are concentrated geographically, by property type or in certain other respects, a Portfolio may be subject to certain of the foregoing risks to a greater extent. Investments by a Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

Repurchase Agreements and Purchase and Sale Contracts. A Portfolio may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with financial institutions which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. Under such agreements, the other party agrees, upon entering into the contract with a Portfolio, to repurchase the security at a mutually agreed-upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although such return may be affected by currency fluctuations. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, as a purchaser, a Portfolio will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; a Portfolio does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.

A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that securities are owned by the Portfolio. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate, the rate of return to the Portfolio would be dependent upon intervening fluctuations of the market values of such securities and the accrued interest on the securities. In such event, the Portfolio would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform. A Portfolio may not invest in repurchase agreements or purchase and sale contracts maturing in more than seven days if such investments, together with the Portfolio’s other illiquid investments, would exceed 15% of the Portfolio’s net assets.

Reverse Repurchase Agreements. A Portfolio may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will segregate assets having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Portfolio’s obligations to repurchase the securities and the Portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending. Each Portfolio may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Portfolio receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Portfolio maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. A Portfolio receives the income on the loaned securities. Where a Portfolio receives securities as collateral, the Portfolio receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Portfolio receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Portfolio’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolio is obligated to return the collateral to the borrower at the termination of the loan. A Portfolio could suffer a loss in the event the Portfolio must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, a Portfolio could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. A Portfolio could also experience delays and costs in gaining access to the collateral. Each Portfolio may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. Each Portfolio has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and to retain an affiliate of the Portfolio as lending agent.

Securities of Smaller or Emerging Growth Companies. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Portfolio management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by a Portfolio of investment securities to meet redemptions or otherwise may require the Portfolio to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Portfolio management’s judgment, such disposition is not desirable.

While the process of selection and continuous supervision by Portfolio management does not, of course, guarantee successful investment results, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain of the fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. Portfolio management believes that relatively small companies will continue to have the opportunity to develop into significant business enterprises. A Portfolio may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not be counted upon to develop into major industrial companies, but Portfolio management believes that eventual recognition of their special value characteristics by the investment community can provide above-average long-term growth to the portfolio.

Equity securities of specific smallcap issuers may present different opportunities for long-term capital appreciation during varying portions of economic or securities markets cycles, as well as during varying stages of their business development. The market valuation of smallcap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the Federal government by means of price controls, regulations or litigation.

Short Sales. A Portfolio may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that a Portfolio does not own declines in value. When a Portfolio makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. A Portfolio may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

A Portfolio secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to the uncovered short positions, the Portfolio is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Portfolio borrowed the security, regarding payment over of any payments received by the Portfolio on such security, the Portfolio may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes a Portfolio to the risks associated with those securities, such short sales involve speculative exposure risk. As a result, if a Portfolio makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities they do not own. A Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. There can be no assurance that the Portfolio will be able to close out a short sale position at any particular time or at an acceptable price. Although a Portfolio’s gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.

A Portfolio may also make short sales “against the box” without being subject to the limitations imposed on other short sale transactions. In this type of short sale, at the time of the sale, the Portfolio owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government entity’s policy towards the International Monetary Fund and the political constraints to which a government entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to government entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Standby Commitment Agreements. A Portfolio may enter into standby commitment agreements. These agreements commit a Portfolio, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to that Portfolio at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Portfolio will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Portfolio. A Portfolio will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. A Portfolio segregates liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Portfolio may bear the risk of a decline in the value of such security and may not benefit from any appreciation in the value of the security during the commitment period.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of a Portfolio’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stripped Securities. Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on the underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

Supranational Entities. A Portfolio may invest in debt securities of supranational entities as defined above. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Steel and Coal Community, the Asian Development Bank and the Inter-American Development Bank. The government members, or “stockholders,” usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Utility Industries. Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an in inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities held by a Portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries is evolving both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. Competition and deregulation should result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The Manager seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Portfolio’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Portfolio, the Manager believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets for a Portfolio will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The Manager will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Warrants. Warrants are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make a Portfolio a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

When Issued Securities, Delayed Delivery Securities and Forward Commitments. A Portfolio may purchase or sell securities that it is entitled to receive on a when issued basis. A Portfolio may also purchase or sell securities on a delayed delivery basis or through a forward commitment. These transactions involve the purchase or sale of securities by a Portfolio at an established price with payment and delivery taking place in the future. A Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction. No Portfolio has established any limit on the percentage of its assets that may be committed in connection with these transactions. When a Portfolio purchases securities in these transactions, the Portfolio segregates liquid securities in an amount equal to the amount of its purchase commitments.

There can be no assurance that a security purchased on a when issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Portfolio’s purchase price. The Portfolio may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

Zero Coupon Securities. A Portfolio may invest in zero coupon securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity on the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently, which fluctuation increases the longer the period to maturity. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. A Portfolio accrues income with respect to these securities for Federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparable rated securities paying cash interest at regular intervals.

In addition to the above-described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Portfolio’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held by the Portfolio. Further, to maintain its qualification for pass-through treatment under the Federal tax laws, a Portfolio is required to distribute income to its shareholders and, consequently, may have to dispose of its portfolio securities under disadvantageous circumstances to generate the cash, or may have to leverage itself by borrowing the cash to satisfy these distributions, as they relate to the distribution of phantom income. The required distributions will result in an increase in a Portfolio’s exposure to such securities.

Suitability (All Portfolios)

The economic benefit of an investment in any Portfolio depends upon many factors beyond the control of the Portfolio, the Manager and its affiliates. Each Portfolio should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Portfolio will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept the risks associated with investing in securities, including the risk of loss of principal.

Investment Restrictions (All Portfolios)

See Part I, Section II “Investment Restrictions” of the Fund’s Statement of Additional Information for the specific fundamental and non-fundamental investment restrictions adopted by each Portfolio. In addition to those investment restrictions, each Portfolio is also subject to the restrictions discussed below.

The staff of the Commission has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, each Portfolio has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of any such transaction, the sum of the market value of OTC options currently outstanding that are held by the Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Portfolio and margin deposits on the Portfolio’s existing OTC options on financial futures contracts, together with all other assets of the Portfolio that are illiquid or are not otherwise readily marketable, exceeds 15% of the net assets of the Portfolio, taken at market value. However, if an OTC option is sold by the Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (i.e., current market value of the underlying securities minus the option’s strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is “in-the-money.” This policy as to OTC options is not the fundamental policy of any Portfolio and may be amended by the Board of Trustees without the approval of the Portfolio’s shareholders.

Each Portfolio’s investments will be limited in order to allow the Portfolio to qualify as a “regulated investment company” for purposes of the Code. See “Dividends and Taxes — Taxes.” To qualify, among other requirements, a Portfolio will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Portfolio’s total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Each public authority that issues securities on behalf of a private entity generally will also be regarded as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity, then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. Foreign government securities (unlike U.S. government securities) are not exempt from the diversification requirements of the Code and the securities of each foreign government issuer are considered to be obligations of a single issuer. These tax-related limitations may be changed by the Trustees of the Fund to the extent necessary to comply with changes to the Federal tax requirements. A Portfolio that is “diversified” under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets.

MANAGEMENT AND OTHER SERVICE ARRANGEMENTS

Trustees and Officers

See Part I, Section III “Information on Trustees and Officers,” “ — Biographical Information,” “ — Share Ownership” and “ — Compensation of Trustees” for biographical and certain other information relating to the Trustees and officers of the Fund, including Trustees’ compensation.

Management Arrangements

Management Services. The Manager provides each Portfolio with investment advisory and management services. Subject to the oversight of the Trustees, the Manager is responsible for the actual management of the Portfolios and reviews the Portfolios’ holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of each Portfolio.

Management Fee. The Fund, on behalf of each Portfolio, has entered into a Management Agreement with the Manager, pursuant to which the Manager is entitled to an annual advisory fee at an annual rate based on the average daily net assets of each Portfolio. However, the Manager has contractually agreed to waive all fees and pay or reimburse all expenses of each Portfolio, except extraordinary expenses. For information regarding specific fee rates for the Portfolios and the fees paid by the Portfolios to the Manager, see Part I, Section IV “Management and Advisory Arrangements.”

Sub-Advisory Fee. The Manager has entered into one or more sub-advisory agreements (the “Sub-Advisory Agreements”) with the sub-adviser or sub-advisers identified in the Fund’s prospectus (each, a “Sub-Adviser”) pursuant to which the Sub-Adviser provides sub-advisory services to the Manager with respect to a Portfolio. For information relating to the fees, if any, paid by the Manager to the Sub-Adviser pursuant to the Sub-Advisory Agreement for the Fund’s last three fiscal years or other applicable periods, see Part I, Section IV “Management and Advisory Arrangements” of the Fund’s Statement of Additional Information.

Payment of Fund Expenses. The Management Agreement obligates the Manager to provide management services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Portfolios, as well as the fees of all Trustees of the Fund who are interested persons of the Fund. The Manager has agreed to pay or reimburse all other expenses incurred in the operation of that Portfolio, other than extraordinary expenses. The expenses paid or reimbursed by the Manager on behalf of the Portfolios include among other things: taxes; expenses for legal and auditing services; costs of preparing, printing and mailing proxies, shareholder reports, prospectuses and statements of additional information, except to the extent paid by FAM Distributors, Inc., or BlackRock Distributors, Inc. (each a “Distributor”); charges of the custodian and sub-custodian, and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of Trustees who are not interested persons of the Fund as defined in the Investment Company Act (the “non-interested Trustees”); accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Portfolio. Certain accounting services are provided to each Portfolio by State Street Bank and Trust Company (“State Street”) pursuant to an agreement between State Street and the Fund. The Portfolios pay a fee for these services, which is reimbursed by the Manager. In addition, the Manager provides certain accounting services to each Portfolio; the Portfolios do not pay the Manager a fee for such services. The Distributors pay certain promotional expenses of the Fund incurred in connection with the offering of shares of each Portfolio.

Duration and Termination. Unless earlier terminated as described below, with respect to each Portfolio, the Management Agreement and each sub-advisory agreement will remain in effect for an initial two year period and from year to year thereafter if approved annually (a) by the Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. The Management Agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Portfolio.

Organization of the Manager. The Manager, BlackRock Advisors, LLC, is a Delaware limited liability company and an indirect, wholly owned subsidiary of BlackRock, Inc. (“BlackRock”). On September 29, 2006, BlackRock and Merrill Lynch & Co., Inc. (“ML & Co.”) combined Merrill Lynch Investment Managers Advisers, L.P. (“MLIM”) and certain affiliates with BlackRock to create a new asset management company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. As a result of that transaction, Merrill Lynch, a financial services holding company and the parent of Merrill Lynch, Pierce, Fenner & Smith Incorporated, owns approximately 49% of BlackRock, The PNC Financial Services Group, Inc. (“PNC”) owns approximately 34%, and approximately 17% is held by employees and public shareholders. ML & Co. and PNC may be deemed to be “controlling persons” of the Manager (as defined under the Investment Company Act) because of their ownership of BlackRock’s voting securities or their power to exercise a controlling influence over BlackRock’s management or policies. The Sub-Advisers are affiliates of the Manager and are indirect, wholly owned subsidiaries of BlackRock.

Other Service Arrangements

Transfer Agency Services. Financial Data Services, Inc. (the “Transfer Agent”), a subsidiary of ML & Co., acts as the Transfer Agent to each Portfolio pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agency Agreement”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. The Portfolios do not pay any fees for the offering and maintenance of shareholder accounts. Expenses incurred by a Portfolio for offering and maintenance each shareholder account are reimbursed by the Manager.

Independent Registered Public Accounting Firm. The Audit Committee of the Fund, which is comprised of all of the Fund’s non-interested Trustees, has selected an independent registered public accounting firm for the Portfolios that audits each Portfolio’s financial statements. Please see the Fund’s Prospectus for information on each Portfolio’s independent registered public accounting firm.

Custodian Services. The name and address of the custodian (the “Custodian”) of the Portfolios are identified on the back cover page of the Fund’s Prospectus. The Custodian is responsible for safeguarding and controlling each Portfolios’ cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Portfolios’ investments. The Custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Portfolios to be held in its offices outside the United States and with certain foreign banks and securities depositories. The Manager pays or reimburses any fee owed by a Portfolio to the Custodian.

Accounting Services. The Fund, on behalf of the Portfolios, has entered into an agreement with State Street, pursuant to which State Street provides certain accounting services to the Portfolios. The Manager pays or reimburses any fee owed by a Portfolio to State Street for accounting services.

Distribution Expenses. The Distribution Agreements obligate the Distributors to pay certain expenses in connection with the offering of shares of each Portfolio. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributors pay for the printing and distribution of these documents used in connection with the offering to dealers and investors. Each Distributor also pays for other supplementary sales literature and advertising costs. Each Distribution Agreement is subject to the same renewal requirements and termination provisions as the Management Agreement described above.

Code of Ethics

The Fund, the Manager, each Sub-Adviser and each Distributor has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics establish procedures for personal investing and restrict certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Portfolio.

Selective Disclosure of Portfolio Holdings

Pursuant to policies and procedures adopted by the Fund and the Manager, the Fund and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a

Portfolio’s holdings. The Fund’s Board of Trustees has approved the adoption by the Fund of the policies and procedures set forth below, and has delegated to the Manager the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Fund’s and Manager’s compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Fund’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these policies and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures.

Examples of the information that may be disclosed pursuant to the Fund’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and the fund manager’s discussion of a Portfolio’s performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Fund may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell the Fund’s shares, affiliates of the Fund, third party service providers to the Fund, lenders to the Fund, and independent rating agencies and ranking organizations. The Fund, the Manager and its affiliates receive no compensation or other consideration with respect to such disclosures.

Subject to the exceptions set forth below, Confidential Information relating to the Fund may not be disclosed to persons not employed by the Manager or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site, including our web site at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Manager who wishes to distribute Confidential Information relating to the Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Manager will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Manager’s Legal department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Manager’s Legal department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Manager’s Legal department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Manager’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of the Fund’s shareholders. In connection with day-to-day portfolio management, the Fund may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Fund has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Portfolio and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Manager’s Legal department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of the Portfolio’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Manager’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Services Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

Confidential Information — whether or not publicly disclosed — may be disclosed to Fund Trustees, the independent Trustees’ counsel, outside Fund counsel, the Fund’s accounting services provider and the

Fund’s independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Fund’s Chief Compliance Officer or the Manager’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Fund, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Fund’s and Manager’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

The Manager and/or the Fund has entered into ongoing arrangements to provide selective disclosure of the Portfolios’ holdings to the following persons or entities:

Fund’s Board of Trustees

Fund’s Transfer Agent

Fund’s Independent Registered Public Accounting Firm

Fund’s accounting services provider — State Street Bank and Trust Company

Fund Custodian

Independent Rating Agencies — Morningstar, Inc. and Lipper Inc.

Information aggregators — Wall Street on Demand and Thomson Financial

Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The Board of Trustees has a fiduciary duty as directors to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Fund’s Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Fund. Selective disclosure is made to the Fund’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Fund, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Manager’s Legal department.

The Fund and the Manager monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Fund’s and Manager’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — the Manager’s compliance personnel under the supervision of the Fund’s Chief Compliance Officer, monitor the Manager’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Manager maintains an internal restricted list to prevent trading by the personnel of the Manager or its affiliates in securities — including securities held by the Fund — about which the Manager has Confidential Information. There can be no assurance, however, that the Fund’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

Activities of the Manager; BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

BlackRock is one of the world’s largest asset management firms with approximately $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, Merrill Lynch and PNC are affiliates of one another. BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Portfolio (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Portfolio. These are considerations of which investors in a Portfolio should be aware, and which may cause conflicts of interest that could disadvantage the Portfolio and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Portfolio.

BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Portfolio and/or that engage in transactions in the same types of securities, currencies and instruments as the Portfolio. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Portfolio invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Portfolio invests, which could have an adverse impact on the Portfolio’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Portfolio’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Portfolio. When the Manager and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Portfolio, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Portfolio.

In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Portfolio, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Portfolio are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Portfolio, market impact, liquidity constraints, or other factors could result in the Portfolio receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Portfolio could otherwise be disadvantaged. BlackRock, PNC or Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Portfolio to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Portfolio may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Portfolio may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Portfolio may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Portfolio has invested, and those activities may have an adverse effect on the Portfolio. As a result, prices, availability, liquidity and terms of the Portfolio’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Portfolio may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Portfolio’s investment activities may differ significantly from the results achieved by the Manager and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Portfolio. Moreover, it is possible that a Portfolio will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Portfolio in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Portfolio’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Manager, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Manager and/or one or more Affiliates are performing services or when position limits have been reached.

In connection with its management of a Portfolio, the Manager may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Manager will not be under any obligation, however, to effect transactions on behalf of a Portfolio in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Portfolio and it is not anticipated that the Manager will have access to such information for the purpose of managing the Portfolio. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Manager in managing a Portfolio.

In addition, certain principals and certain employees of the Manager are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Portfolio should be aware.

The Manager may enter into transactions and invest in securities, instruments and currencies on behalf of a Portfolio in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the Commission, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Portfolio, and such party may have no incentive to assure that the Portfolio obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Portfolio may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Portfolio invests or which may be based on the performance of the Portfolio. A Portfolio may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Portfolio. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Portfolio. To the extent affiliated transactions are permitted, a Portfolio will deal with

BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Portfolio. A Portfolio’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

One or more Affiliates may act as broker, dealer, agent, lender or advisor or in other commercial capacities for a Portfolio. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Portfolios as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Portfolios or their shareholders will be required, and no fees or other compensation payable by the Portfolios or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Portfolios, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Portfolios.

A Portfolio will be required to establish business relationships with its counterparties based on the Portfolio’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Portfolio’s establishment of its business relationships, nor is it expected that the Portfolio’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Portfolio’s creditworthiness.

Purchases and sales of securities for a Portfolio may be bunched or aggregated with orders for other BlackRock client accounts. The Manager and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Portfolios will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Portfolios. In addition, under certain circumstances, the Portfolios will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

The Manager may select brokers (including, without limitation, Affiliates of the Manager) that furnish the Manager, the Portfolios, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Manager’s view, appropriate assistance to the Manager in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Portfolios and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Portfolios based on the amount of brokerage commissions paid by the Portfolios and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Portfolios and to such other BlackRock client accounts. To the extent that the Manager uses soft dollars, it will not have to pay for those products and services itself. The Manager may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Manager receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Manager.

The Manager may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Manager believes are useful in their investment decision-making process. The Manager may from time to time choose not to engage in the above described arrangements to varying degrees.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Portfolios, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Portfolio. Increasing a Portfolio’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Portfolio’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Portfolio acquired for their own accounts. A large redemption of shares of a Portfolio by BlackRock or its affiliates could significantly reduce the asset size of the Portfolio, which might have an adverse effect on the Portfolio’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Portfolio and other shareholders in deciding whether to redeem its shares.

It is possible that a Portfolio may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Portfolio also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Portfolio and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Portfolio, the Manager is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Portfolio’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Manager may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Portfolio.

BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Portfolios. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Portfolios or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Portfolios or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Portfolios may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to the unaffiliated investment adviser, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Portfolios, or who engage in transactions with or for the Portfolios. For example, BlackRock may participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help BlackRock understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Portfolios may receive fees from BlackRock or the Portfolios in connection with the distribution of shares in the Portfolios or other BlackRock products. For example, BlackRock may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Manager. BlackRock may also pay a fee for membership in industry wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. BlackRock’s membership in such organizations allows BlackRock to participate in these conferences and educational forums and helps BlackRock interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, BlackRock’s personnel, including employees of BlackRock, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Portfolios or that may recommend investments in the Portfolios. In addition, BlackRock, including the Manager, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. BlackRock’s personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Portfolios or other dealings with the Portfolios that create incentives for them to promote the Portfolios or certain portfolio transactions.

To the extent permitted by applicable law, BlackRock may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Portfolios and/or other BlackRock products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of BlackRock’s assets, or amounts payable to BlackRock rather than a separately identified charge to the Portfolios or other products. Such payments may compensate Intermediaries for, among other things: marketing the Portfolios and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Portfolios and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by BlackRock may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products. See also, “Purchase of Shares — Other Compensation to Selling Dealers” in this Statement of Additional Information.

The payments made by BlackRock may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

To the extent permitted by applicable law, a Portfolio may invest all or some of its short term cash investments in any money market fund advised or managed by BlackRock. In connection with any such investments, a Portfolio, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Portfolio bearing some additional expenses. The Manager, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Portfolio. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Manager that are the same, different from or made at different times than positions taken for the Portfolio. To lessen the possibility that a Portfolio will be adversely affected by this personal trading, the Portfolio and the Manager each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Portfolio’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

The Manager and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Portfolio, except that the Portfolio may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Portfolio as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Portfolios and/or the Manager by the Commission. These transactions would be effected in circumstances in which the Manager determined that it would be appropriate for the Portfolio to purchase and another client to sell, or the Portfolio to sell and another client to purchase, the same security or instrument on the same day.

From time to time, the activities of a Portfolio may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Manager may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Portfolios may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Portfolios wish to purchase or sell. However, if permitted by applicable law, the Portfolios may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Portfolios. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Portfolios or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Manager on behalf of clients (including the Portfolios) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Manager on behalf of clients (including the Portfolios) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Manager, in its sole discretion, deem it appropriate.

Present and future activities of BlackRock and its Affiliates, including the Manager, in addition to those described in this section, may give rise to additional conflicts of interest.

PURCHASE OF SHARES

Each Portfolio offers one class of shares. Shares of each Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

The applicable offering price for purchase orders is based on the net asset value of the Portfolio next determined after receipt of the purchase order. As to purchase orders received prior to the close of business on the New York Stock Exchange (“NYSE”) (generally, the NYSE closes at 4:00 p.m. Eastern time), on the day the order is placed, which includes orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined as of the close of business on the NYSE on that day. If the purchase orders are not received before the close of business on the NYSE, such orders are deemed received on the next business day.

The Fund or a Distributor may suspend the continuous offering of a Portfolio’s shares at any time in response to conditions in the securities markets or otherwise and may resume offering of shares from time to time. Any order may be rejected by the Fund or a Distributor. A Distributor is not permitted to withhold placing orders to benefit itself by a price change.

REDEMPTION OF SHARES

The Fund is required to redeem for cash all shares of a Portfolio upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. The value of shares of each Portfolio at the time of redemption may be more or less than your cost at the time of purchase, depending in part on the market value of the securities held by the Portfolio at such time.

There will be no redemption charge. If your holdings are liquidated you will receive any dividends through the date of redemption.

The right to redeem shares may be suspended or payment upon redemption may be delayed for more than seven days only (i) for any period during which trading on the NYSE is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable, and (iii) for such other periods as the Commission may by order permit for the protection of shareholders of the Portfolio.

The Fund has entered into a joint committed line of credit with other investment companies advised by the Manager and a syndicate of banks that is intended to provide the Fund with a temporary source of cash to be used to meet redemption requests from shareholders in extraordinary or emergency circumstances.

PRICING OF SHARES

Determination of Net Asset Value

The net asset value of the shares of each Portfolio of the Fund is determined once daily Monday through Friday as of the close of business on the NYSE on each day the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Any assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share is computed by dividing the value of the securities held by a Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Manager and Distributors, are accrued daily.

Securities that are held by a Portfolio that are traded on stock exchanges or the NASDAQ National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the OTC market, NASDAQ SmallCap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Exchange traded options are valued at the mean between the bid and ask prices at the close of the relevant options market. In the case of options traded in the OTC market, options written are valued at the last ask price and options purchased are valued at the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Portfolios. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund’s Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of a Portfolio’s shares are determined as of such times. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of a Portfolio’s net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund’s Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Fund’s Board of Trustees.

Computation of Offering Price Per Share

See Part I, Section VI “Computation of Offering Price” of each Portfolio’s Statement of Additional Information for an illustration of the computation of the offering price for the U.S. Mortgage Portfolio, the High Income Portfolio, the Global SmallCap Portfolio and the Mid Cap Value Opportunities Portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board, the Manager is primarily responsible for the execution of a Portfolio’s transactions and the allocation of brokerage. The Manager does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Manager generally seeks reasonable trade execution costs, a Portfolio does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Manager may select a broker based partly upon brokerage or research services provided to the Manager and its clients, including the Portfolio. In return for such services the Manager may cause a Portfolio to pay a higher commission than other brokers would charge if the Manager determines in good faith that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits a manager, under certain circumstances, to cause an account to pay a broker a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Manager believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to a Portfolio.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation of investments. Examples of research-oriented services for which the Manager might pay with Portfolio commissions include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for the Manager’s individually managed portfolios, is not necessarily shared by and between such personnel.

Any investment advisory or other fees paid by a Portfolio to the Manager are not reduced as a result of the Manager’s receipt of research services.

In some cases the Manager may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Manager makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Manager will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Manager faces a potential conflict of interest, but the Manager believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Manager with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Manager does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for a Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by the Manager neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

Each Portfolio anticipates that any brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Portfolio in the form of Depositary Receipts, or other securities convertible into foreign equity securities. Depositary Receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of a Portfolio are redeemable on a daily basis in U.S. dollars, each Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on its portfolio strategies.

Each Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with a Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Portfolios will not deal with affiliated persons, including Merrill Lynch and its affiliates, in connection with such transactions. However, an affiliated person of a Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Board of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

A Portfolio may not purchase securities, including municipal bonds, during the existence of any underwriting syndicate of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures approved by the Trustees that either comply with rules adopted by the Commission or with interpretations of the Commission staff or pursuant to an order received by certain municipal funds pursuant to which they may purchase investment grade municipal bonds through group orders from an underwriting syndicate of which Merrill Lynch is a member subject to conditions set forth in such order (the “Group Order Exemptive Order”). Rule 10f-3 under the Investment Company Act and the Group Order Exemptive Order set forth conditions under which a Portfolio may purchase municipal bonds from an underwriting syndicate of which Merrill Lynch is a member. The rule and the Group Order Exemptive Order set forth requirements relating to, among other things, the terms of an issue of municipal bonds purchased by a Portfolio, the amount of municipal bonds that may be purchased in any one issue and the assets of a Portfolio that may be invested in a particular issue.

Each Portfolio has received an exemptive order from the Commission permitting it to lend portfolio securities to Merrill Lynch or its affiliates. Pursuant to that order, each Portfolio also has retained or may retain an affiliated entity of the Manager as the securities lending agent (the “lending agent”) for a fee, including a fee based on a share of the returns on investment of cash collateral. In connection with securities lending activities, the lending agent may, on behalf of a Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by the lending agent or in registered money market funds advised by the Manager or its affiliates, or in a private investment company managed by the lending agent. If a Portfolio acquires shares in either the private investment company or an affiliated money market fund, shareholders would bear both their proportionate share of the Portfolio’s expenses, and indirectly, the expense of such other entities. However, in accordance with the exemptive order, the manager to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolio. Such shares also will not be subject to a sales load, redemption fee, distribution fee or service fee, or in the case of the shares of an affiliated money market fund, the payment of any such sales load, redemption fee, distribution fee or service fee will be offset by the Manager’s waiver of a portion of its advisory fee.

Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for a Portfolio in any of its portfolio transactions executed on any securities exchange of which it is a member, appropriate consents have been obtained from the Portfolio and annual statements as to aggregate compensation will be provided to the Portfolio.

The Board has considered the possibility of seeking to recapture for the benefit of the Portfolio brokerage commissions and other expenses of possible portfolio transactions by conducting portfolio transactions through affiliated entities. After considering all factors deemed relevant, the Board Fund made a determination not to seek such recapture. The Board will reconsider this matter from time to time.

Because of different objectives or other factors, a particular security may be bought for one or more funds or clients advised by the Manager or its affiliates (collectively, “clients”) when one or more clients of the Manager or its affiliates are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve a Portfolio or other clients or funds for which the Manager or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Portfolio Turnover

While a Portfolio generally does not expect to engage in trading for short term gains, it will effect portfolio transactions without regard to holding period if, in Portfolio management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Portfolio.

DIVIDENDS AND TAXES

Dividends

Each Portfolio intends to distribute substantially all of its net investment income, if any. Dividends from such net investment income are paid as set forth in the Fund’s Prospectus. Each Portfolio will also distribute all net realized capital gains, if any, to its shareholders at least annually. From time to time, a Portfolio may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year. If in any fiscal year, a Portfolio has net income from certain foreign currency transactions, such income will be distributed at least annually.

Dividends are taxable to shareholders, as discussed below, whether they are reinvested in shares of a Portfolio or received in cash.

Taxes

Each Portfolio intends to qualify, or continue to qualify, for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as a Portfolio so qualifies, the Portfolio (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to its shareholders. Each Portfolio intends to distribute substantially all of such income and gains. If, in any taxable year, a Portfolio fails to qualify as a RIC under the Code, such Portfolio would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

Each Portfolio is treated as a separate corporation for Federal income tax purposes. Each Portfolio, therefore, is considered to be a separate entity in determining its treatment under the rules for RICS described in the Fund’s Prospectus and Statement of Additional Information. Losses in one Portfolio do not offset gains in another Portfolio, and the requirements (other than certain organizational requirements) for qualifying for status as a RIC are determined separately at the level of each individual series.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on an October 31 year end, plus certain undistributed amounts from the previous years. While each Portfolio intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of a Portfolio’s taxable income and capital gains will be distributed to achieve this objective. In such event, a Portfolio will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

General Treatment of Portfolio Shareholders

Dividends paid by a Portfolio from its ordinary income or from an excess of net short-term capital gains over net long term capital losses (together referred to as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long term capital gains over net short term capital losses (including gains or losses from certain transactions in futures and options) (“capital gain dividends”) are taxable to shareholders as long term capital gains, regardless of the length of time the shareholder has owned Portfolio shares. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders is reduced for taxable years ending in or prior to 2008. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long term capital gain rates. However, to the extent a Portfolio’s distributions are derived from income on debt securities, certain types of preferred stock treated as debt for federal income tax purposes and short-term capital gain, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by a Portfolio generally will not be eligible for taxation at the reduced rates.

Any loss upon the sale or exchange of Portfolio shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Portfolio’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long term capital gains (i.e. gains, from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Portfolio will provide its shareholders with a written notice designating the amount of any capital gain dividends or exempt interest dividends, as applicable, as well as certain other types of income as noted below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Portfolio. Distributions by the U.S. Mortgage Portfolio and the High Income Portfolio, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction. If a Portfolio pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Portfolio and received by its shareholders on December 31 of the year in which the dividend was declared.

Under certain provisions of the Code, some shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Portfolio or who, to the Portfolio’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s Federal income tax liability provided that the required information is timely forwarded to the Internal Revenue Service.

A loss realized on a sale of shares of a Portfolio will be disallowed if such shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

A Portfolio may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though a Portfolio receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by a Portfolio in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Portfolio’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Portfolio’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Under the provisions of the American Jobs Creation Act of 2004 (the “2004 Tax Act”), dividends derived by a RIC from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount) and paid to shareholders who are nonresident aliens and foreign entities if and to the extent properly designated as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax. It is uncertain, however, what portion, if any, of a Portfolio’s distributions will be designated as short-term capital gains or interest income exempt from withholding in the hands of nonresident and foreign stockholders. The 2004 Tax Act also provides that distributions of a Portfolio attributable to gains from sales or exchanges of “U.S. real property interests,” as defined in the Code and Treasury regulations (including gains on the sale or exchange of shares in certain “U.S. real property holding corporations,” which may include certain REITs and certain REIT capital gain dividends among other entities) generally will cause a foreign shareholder to treat such gain as income effectively connected to a trade or business within the United States, generally subject to tax at the graduated rates applicable to U.S. shareholders. Such distributions may be subject to U.S. withholding tax and may require the foreign shareholders to file a U.S. federal income tax return. These provisions generally would apply to distributions with respect to taxable years of a Portfolio beginning after December 31, 2004 and before January 1, 2008. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

Dividends and interest received by a Portfolio may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain foreign countries and the U.S. may reduce or eliminate such taxes. Shareholders of the Global SmallCap Portfolio, to the extent that portfolio invests more than 50% of the value of its assets at the close of a taxable year in foreign securities, may be able to claim U.S. foreign tax credits with respect to such foreign taxes paid the Global SmallCap Portfolio, subject to certain requirements and limitations contained in the Code. For example, certain retirement accounts and tax-exempt organizations cannot claim foreign tax credits on investments in foreign securities held in a Portfolio. In addition, a foreign tax credit may be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. A Portfolio also must meet these holding period requirements, and if a Portfolio fails to do so, it will not be able to “pass through” to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Portfolio. Further, to the extent that a Portfolio engages in securities lending with respect to a security paying income subject to foreign taxes, it may not be able to pass through to its shareholders the ability to take a foreign tax credit. If a Portfolio satisfies the applicable requirements, such Portfolio will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include their proportionate shares of such foreign taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. Federal income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the a Portfolio’s election described in this paragraph but may not be able to claim a credit or deduction against such U.S. Federal withholding tax for the foreign taxes treated as having been paid by such shareholder. A Portfolio will report annually to its shareholders the amount per share of such foreign taxes and other information needed to claim the foreign tax credit.

Certain transactions entered into by the Portfolio are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized, (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, and (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs). Operation of these rules could, therefore, affect the character, amount and timing of distributions to shareholders. Special tax rules also may require a Portfolio to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. Portfolios engaging in transactions affected by these provisions intend to monitor their transactions, make appropriate tax elections and make appropriate entries in their books and records to lessen the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

If a Portfolio purchases shares of an investment company (or similar investment entity) organized under foreign law, the Portfolio will generally be treated as owning shares in a passive foreign investment company (“PFIC”) for U.S. Federal income tax purposes. A Portfolio may be subject to U.S. Federal income tax, and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Portfolio as a dividend to its shareholders. However, a Portfolio could elect to “mark-to-market” at the end of each taxable year all shares that it holds in PFICs. If it made this election, a Portfolio would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value but only to the extent of previously recognized “mark-to-market” gains. By making the mark-to-market election, a Portfolio could avoid imposition of the interest charge with respect to excess distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions it received from PFICs.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Certain State and Local Taxation Matters

Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by RICs that are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

Shareholders of each Portfolio are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes with respect to their Portfolio. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Portfolio.

PERFORMANCE DATA

From time to time a Portfolio may include its average annual total return and other total return data, and if applicable, yield and tax-equivalent yield in advertisements or information furnished to present or prospective shareholders. Total return, yield and tax-equivalent yield each is based on a Portfolio’s historical performance and is not intended to indicate future performance.

Quotations of average annual total return, before tax, for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return before taxes is computed assuming all dividends are reinvested and taking into account all applicable recurring and nonrecurring expenses, but does not take into account taxes payable on dividends or on redemption.

Quotations of average annual total return, after taxes, on dividends for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period. Average annual total return after taxes on dividends is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses. The taxes due on dividends are calculated by applying to each dividend the highest applicable marginal individual Federal income tax rates in effect on the reinvestment date for that dividend. The rates used correspond to the tax character of each dividend. The taxable amount and tax character of each dividend are specified by a Portfolio on the dividend declaration date, but may be adjusted to reflect subsequent recharacterizations of distributions. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected. Applicable tax credits, such as foreign credits, are taken into account according to Federal law. The ending value is determined assuming complete redemption at the end of the applicable periods with no tax consequences associated with such redemption.

Quotations of average annual total return, after taxes, on both dividends and redemption for the specified periods are computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending value of such investment at the end of each period assuming payment of taxes on dividends received during such period as well as on complete redemption. Average annual total return after taxes on distributions and redemption is computed assuming all dividends, less the taxes due on such dividends, are reinvested and taking into account all applicable recurring and nonrecurring expenses, and assuming, for all classes of shares, complete redemption and payment of taxes due on such redemption. The ending value is determined assuming complete redemption at the end of the applicable periods, subtracting capital gains taxes resulting from the redemption and adding the presumed tax benefit from capital losses resulting from redemption. The taxes due on dividends and on the deemed redemption are calculated by applying the highest applicable marginal individual Federal income tax rates in effect on the reinvestment and/or the redemption date. The rates used correspond to the tax character of each component of each dividend and/or the redemption payment. The applicable tax rates may vary over the measurement period. The effects of state and local taxes are not reflected.

A Portfolio also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical investment of $1,000 or some other amount, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

Yield quotations will be computed based on a 30 day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during the period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period. Tax equivalent yield quotations will be computed by dividing (a) the part of a Portfolio’s yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Portfolio’s yield that is not tax-exempt.

A Portfolio’s total return will vary depending on market conditions, the securities comprising the Portfolio’s investments, the Portfolio’s operating expenses and the amount of realized and unrealized net capital gains or losses during the period.

The value of an investment in a Portfolio will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost.

On occasion, a Portfolio may compare its performance to, among other things, the Portfolio’s benchmark index indicated in the Prospectus, the Value Line Composite Index, the Dow Jones Industrial Average, or to other published indices, or to performance data published by Lipper, Inc. Morningstar Inc. (“Morningstar”), Money Magazine, U.S. News & World Report, BusinessWeek, Forbes Magazine, Fortune Magazine or other industry publications. When comparing its performance to a market index, a Portfolio may refer to various statistical measures derived from the historic performance of the Portfolio and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of a Portfolio’s relative performance for any future period. In addition, from time to time a Portfolio may include the Portfolio’s Morningstar risk-adjusted performance ratings assigned by Morningstar in advertising or supplemental sales literature. From time to time a Portfolio may quote in advertisements or other materials other applicable measures of Portfolio performance and may also make reference to awards that may be given to the Manager.

A Portfolio may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political or other conditions, descriptive information or general principles of investing such as asset allocation, diversification and risk tolerance, discussion of a Portfolio’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Portfolio’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. A Portfolio may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

The Board of Trustees has delegated to the Manager authority to vote all proxies relating to a Portfolio’s securities. The Manager has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Portfolio. Pursuant to these Proxy Voting Procedures, the Manager’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Portfolio and its shareholders, and to act in a manner that the Manager believes is most likely to enhance the economic value of the securities held by the Portfolio. The Proxy Voting Procedures are designed to ensure that the Manager considers the interests of its clients, including the Portfolios, and not the interests of the Manager, when voting proxies and that real (or perceived) material conflicts that may arise between the Manager’s interest and those of the Manager’s clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Manager has formed a Proxy Voting Committee (the “Committee”). The Committee, a subcommittee of the Manager’s Equity Investment Policy Oversight Committee (“EIPOC”), is comprised of a senior member of the Manager’s equity management group who is also a member of EIPOC, one or more other senior investment professionals appointed by EIPOC, portfolio managers and investment analysts appointed by EIPOC and any other personnel EIPOC deems appropriate. The Committee will also include two non-voting representatives from the Manager’s legal department appointed by the Manager’s General Counsel. The Committee’s membership shall be limited to full-time employees of the Manager. No person with any investment banking, trading, retail brokerage or research responsibilities for the Manager’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Manager might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Portfolio, that have delegated proxy voting authority to the Manager and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Manager and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Manager believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions — akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Manager on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Portfolio (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Manager will generally seek to vote proxies over which the Manager exercises voting authority in a uniform manner for all the Manager’s clients, the Committee, in conjunction with a Portfolio’s portfolio manager, may determine that the Portfolio’s specific circumstances require that its proxies be voted differently.

To assist the Manager in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Manager by ISS include in-depth research, voting recommendations (although the Manager is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Portfolio in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Manager’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Manager generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Manager will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Portfolio.

From time to time, the Manager may be required to vote proxies in respect of an issuer where an affiliate of the Manager including investment companies for which the Manager provides investment advisory, administrative and/or other services (each, an “Affiliate”), or a money management or other client of the Manager (each, a “Client”) is involved. The Proxy Voting Procedures and the Manager’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Manager’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the Committee may pass the voting power to a subcommittee, appointed by EIPOC (with advice from the Secretary of the Committee), consisting solely of Committee members selected by EIPOC. EIPOC shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Manager’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Manager’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Manager’s normal voting guidelines or, on matters where the Manager’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Manager on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with the Manager’s fiduciary duties.

In addition to the general principles outlined above, the Manager has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Manager may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Portfolio’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Manager has adopted specific voting guidelines with respect to the following proxy issues:

•

Proposals related to the composition of the Board of Trustees of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Trustees (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s number of other directorships, history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•

Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•

Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•

Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•

Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Trustees (rather than its shareholders) is best positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Trustees authority over certain matters, such as changes to the fund’s investment objective, which the Investment Company Act envisions will be approved directly by shareholders.

•

Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Once the Fund has commenced operations information about how each Portfolio voted proxies relating to securities held by the Portfolio during the most recent 12-month period ended June 30 will be available without charge (1) at www.blackrock.com and (2) on the Commission’s web site at http://www.sec.gov.

GENERAL INFORMATION

Description of Shares

Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Trustees and generally on other matters submitted to the vote of shareholders of the Fund. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of the Fund, in which event the holders of the remaining shares would be unable to elect any person as a Trustee.

The Fund does not intend to hold an annual meeting of shareholders in any year in which the Investment Company Act does not require shareholders to act upon any of the following matters: (i) election of Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Fund’s Prospectus. Each share is entitled to participate equally in dividends and distributions declared by a Portfolio and in the net assets of a Portfolio upon liquidation or dissolution after satisfaction of outstanding liabilities. The Fund is organized as a Delaware statutory trust. See Part I, Section IX “Additional Information — Description of Shares” of the Statement of Additional Information for additional capital stock information for the Fund.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s U.S. Short-Term Ratings

MIG 1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Commercial Paper Ratings / Demand Obligation Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of short term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes to the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Debt Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The issue credit ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment — capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II. Nature of and provisions of the obligation;

III. Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Long Term Issue Credit Ratings

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated issues only in small degree. The Obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C	An obligation rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

D	An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

c	The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter ‘p’ indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to the completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R.	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “B” is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short-term obligation rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

c	The “c” subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p	The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing.

r	The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options, and interest-only and principal-only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long term debt rating. The following criteria will be used in making that assessment.

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Description of Fitch Ratings’ (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA	Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated “AAA.” Because bonds rated in the “AAA” and “AA” categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated “F-1+.”

A	Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB	Bonds considered to be investment grade and of satisfactory-credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “AAA” category.

Description of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B	Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC	Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC	Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C	Bonds are in imminent default in payment of interest or principal.

D DD DDD	Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. “DDD” represents the highest potential for recovery on these bonds, and “D” represents the lowest potential for recovery.

Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the “DDD,” “DD,” or “D” categories.

Description of Fitch’s Short term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

The short term rating places greater emphasis than a long term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+	Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1	Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated “F-1+.”

F-2	Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned “F-1+” and “F-1” ratings.

F-3	Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S	Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D	Default. Issues assigned this rating are in actual or imminent payment default.

LOC	The symbol “LOC” indicates that the rating is based on a letter of credit issued by a commercial bank.

NR	Indicates that Fitch does not rate the specific issue.

Conditional	A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended	A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn	A rating will be withdrawn when an issue matures or is called or refinanced and, at Fitch’s discretion, when an issuer fails to furnish proper and timely information.

FitchAlert	Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for potential downgrade, or “Evolving,” where ratings may be raised or lowered. FitchAlert is relatively short term, and should be resolved within 12 months.

Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as “Positive” or “Negative.” The absence of a designation indicates a stable outlook.

Investment Company Act file #811-21763

Code #19167-BR1006

©BlackRock Advisors, LLC

PART C. OTHER INFORMATION

Item 23.    Exhibits.

Exhibit Number		Description

1		—Declaration of Trust of the Registrant, dated April 28, 2005.(a)

2		—By-Laws of the Registrant.(a)

3		—Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2.

4	(a)	—Form of Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC (the “Manager”).(*)

	(b)	—Form of Fee Waiver and Expense Reimbursement Agreement between the Registrant and BlackRock Advisors, LLC.(*)

	(c)	—Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Investment Management, LLC.*

	(d)	—Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management, Inc.*

5	(a)	—Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc. (“FAMD”).(e)

	(b)	—Form of Unified Distribution Agreement between the Registrant and BlackRock Distributors, Inc. (“BDI”).(b)

6		—None.

7	(a)	—Custody Agreement between the Registrant and State Street Bank and Trust Company.(c)

7	(b)	—Custody Agreement between the Registrant and Brown Brothers Harriman & Co.(d)

8	(a)	—Transfer Agency, Divided Disbursing Agency and Shareholder Servicing Agency Agreement between the Registrant and Financial Data Services, Inc.(j)

	(b)	—Administrative Services Agreement between Registrant and State Street Bank and Trust Company.(f)

9		—Opinion of Morris, Nichols, Arsht & Tunnell.(h)

10		—Consent of Deloitte & Touche LLP.(*)

11		—None.

12		—Certificate of the Manager.(g)

13		—None.

14		—None.

15		—Code of Ethics.(k)

16		—Power of Attorney.(i)

(*)	Filed herewith.
(a)	Filed on April 29, 2005 as an Exhibit to the Registration Statement on Form N-1A.
(b)	Incorporated by reference to the identically numbered exhibit to Post-Effective Amendment No. 38 to the Registration Statement under the Securities Act of 1933 on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on July 21, 2006.
(c)	Incorporated by reference to Exhibit 7 to Port-Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust filed on October 30, 2001 (File No. 33-49873).

(d)	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Master Large Cap Series Trust filed on January 30, 2002 (File No. 811-09739).
(e)	Incorporated by reference to the identically numbered exhibit to Post Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on September 15, 2006 of Merrill Lynch Bond Fund, Inc. (File No. 2-62329).
(f)	Incorporated by reference to Exhibit number 8(c) to Post-Effective Amendment No. 20 to Merrill Lynch Growth Fund’s Registration Statement on Form N-1A filed on February 16, 2001 (File No. 33-10794).
(g)	Filed July 21, 2005 as Exhibit 12 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A.
(h)	Filed July 21, 2005 as Exhibit 9 to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A.
(i)	Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of BlackRock Focus Twenty Fund, Inc. (File No. 33-89775) filed on March 27, 2007.
(j)	Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 31 filed on January 14, 2005 of Merrill Lynch Bond Fund (File No. 2-62329).
(k)	Incorporated by reference to Exhibit to Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. filed on November 13, 2006 (File No. 333-39837).

Certain Exhibits were originally filed without conformed signature pages and/or dates and, in reliance on Rule 483 under the Securities Act of 1933, have not been resubmitted with this Amendment.

Item 24.    Persons Controlled by or under Common Control with Registrant.

The Registrant does not control and is not under common control with any person.

Item 25.    Indemnification

Reference is made to Article VII of the Registrant’s Declaration of Trust, Article XI of the Registrant’s By-Laws, Section 3817 of the Delaware Statutory Trust Act (Title 12 of the Delaware Code) and Section 9 of each Distribution Agreement. Pursuant to its organizational documents and the applicable provisions of certain agreements, the trustees, officers, employees and agents of the Trust will be indemnified to the maximum extent permitted by Delaware law and the Investment Company Act of 1940, as amended.

Article VII, Section 2 of the Registrant’s Declaration of Trust provides:

Section 2.    Indemnification and Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, adviser, sub-adviser or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. Notwithstanding any other provision of this Declaration of Trust to the contrary, any liability and/or expense against which any Person is indemnified under Section 2 of Article XII of the By-Laws and any expense that any Person is entitled to be paid under Section 5 of Article XII of the By-Laws shall be deemed to be a joint and several obligation of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Person therefor under Article XII of the By-Laws; provided that any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series in such manner as the Trustees in their sole discretion deem fair and equitable. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Series that such person extended credit to, contracted with or has a claim against, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or her capacity as Trustee or Trustees and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Article VII, Section 3 of the Registrant’s Declaration of Trust further provides:

Section 3.    Trustee’s Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Article VII, Section 4 of the Registrant’s Declaration of Trust further provides:

Section 4.    Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee or agent of the Trust in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

Article XI, Section 2 of the Registrant’s By-Laws provides:

Section 2.    Indemnification. Subject to the exceptions and limitation contained in Section 3 below, every agent shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been an agent.

Article XI, Section 3 of the Registrant’s By-Laws further provides:

Section 3.    Limitations, Settlements. No indemnification shall be provided hereunder to an agent:

No indemnification shall be provided hereunder to an agent:

1. who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or

2. with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

a.	by the court or other body before which the proceeding was brought;

b.	by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

c.	by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

Insofar as the conditional advancing of indemnification monies for actions based on the Investment Company Act of 1940, as amended (the “Investment Company Act”) may be concerned, Article XI of the Registrant’s By-Laws provides that expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under Article XI of the By-laws; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the proceedings, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification under Article XI of the By-laws.

In Section 9 of each Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended, (the “Securities Act”) against certain types of civil liabilities arising in connection with the Registration Statement or the Prospectus and Statement of Additional Information.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Manager.

(a) BlackRock Advisors, LLC is an indirect wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 26 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

(b) BlackRock Investment Management, LLC (“BIM”) is an indirect, wholly owned subsidiary of BlackRock, Inc. BIM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The information required by this Item 26 about officers and directors of BIM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-56972).

( c ) BlackRock Financial Management, Inc. (“BFM”) is an indirect wholly-owned subsidiary of BlackRock, Inc. BFM currently offers investment advisory services to investment companies and institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 31 of officers and directors of BFM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BFM pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

Item 27.    Principal Underwriters.

(a) FAMD and BDI act as the principal underwriters for each of the following open-end registered investment companies, including the Registrant: Master Basic Value LLC, BlackRock Basic Value Fund, Inc., Master Value Opportunities LLC, BlackRock Value Opportunities Fund, Inc., BlackRock Balanced Capital Fund, Inc., BlackRock Global Growth Fund, Inc., BlackRock Natural Resources Trust, Merrill Lynch Ready Assets Trust, BlackRock Series Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Quantitative Master Series Trust, BlackRock Index Funds, Inc., Global Financial Services Master LLC, BlackRock Financial Services Fund, Inc., BlackRock Equity Dividend Fund, Master Senior Floating Rate Trust, Master Bond LLC, BlackRock Bond Fund, Inc., BlackRock Developing Capital Markets Fund, Inc., BlackRock EuroFund, BlackRock Global Allocation Fund, Inc., BlackRock Global Equity Opportunities Fund, BlackRock Global SmallCap Fund, Inc., BlackRock Technology Fund, Inc., BlackRock Healthcare Fund, Inc., BlackRock Latin America Fund, Inc., BlackRock Municipal Bond Fund, Inc., BlackRock Municipal Series Trust, BlackRock Pacific Fund, Inc., BlackRock Utilities and Telecommunications Fund, Inc., BlackRock Financial Institutions Series Trust, Master Focus Twenty LLC, BlackRock, Focus Twenty Fund, Inc., Master Large Cap Series LLC, BlackRock Large Cap Series Funds, Inc., BlackRock California Municipal Series Trust, BlackRock Focus Value Fund, Inc., BlackRock Fundamental Growth Fund, Inc., BlackRock Multi-State Municipal Series Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch U.S. Government Fund, BlackRock Variable Series Funds, Inc., BlackRock World Income Fund, Managed Account Series, BlackRock Mid Cap Value Opportunities Series, Inc., Short Term-Bond Master LLC, BlackRock Short-Term Bond Series, Inc., BlackRock Short-Term Bond Fund, BlackRock Series, Inc., BlackRock Master Trust, BlackRock Series, Inc., Master Commodity Strategies LLC, BlackRock Commodity Strategies, FDP Series, Master Institutional Money Market Trust, Merrill Lynch Funds for Institution Series, BlackRock Principal Protected Trust. FAMD and BDI also act as principal underwriters for the following closed-end registered investment companies: BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc., BlackRock Multi-Strategy Hedge Opportunities LLC and BlackRock Multi-Strategy Hedge Advantage.

BDI currently acts as distributor for BlackRock Funds, BlackRock Funds II, BlackRock Liquidity Funds and BlackRock Bond Allocation Target Shares.

(b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081.

Name	Position(s) and Office(s) with FAMD	Position(s) and Office(s) with Registrant

Robert Zakem	President	None

Mitchell Cox	Director	None

Brian Hull	Director	None

John Fosina	Chief Financial Officer and Treasurer	None

Martin Byrne	Director	None

Adam Lantz	Secretary	None

Andrea Borton	Compliance Director	None

Set forth below is the information concerning each director, officer or partner of BDI. The principal business address of each such person is 760 Moore Road, King of Prussia, PA 19406. No individual listed in the chart below is an officer or employee of the Registrant.

Name	Position With BDI

Rita Adler	Chief Compliance Officer

Douglas Castagna	Controller and Assistant Treasurer

Brian Burns	Director, Chairman, CEO and President

Bruno DiStefano	Vice President

Susan Moscaritolo	Vice President

Christine Ritch	Chief Legal Officer, Assistant Secretary and Assistant Clerk

Bradley Stearns	Assistant Secretary and Assistant Clerk

Nicholas Marsini	Director

Craig Stokarski	Treasurer and Financial and Operations Principal

Steven Sunnerberg	Secretary

Michael DeNofrio	Director

John Wilson	Assistant Secretary and Assistant Clerk

Kristen Nolan	Assistant Secretary and Assistant Clerk

(c) Not applicable.

Item 28.    Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

(a) Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

(b) FAM Distributors, Inc., 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (records relating to its functions as distributor).

(c) BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its functions as distributor).

(d) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as Manager).

(e) BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536 (records relating to its functions as sub-adviser).

(f) BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022 (records relating to its functions as sub-adviser).

(g) Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484 (records relating to its functions as transfer agent and dividend disbursing agent).

Item 29.    Management Services.

Other than as set forth under the caption “Management of the Fund — BlackRock Advisors, LLC” in the Prospectus constituting Part A of the Registration Statement and under “Management and Advisory Arrangements” in Part I and “Management and Other Service Arrangements” in Part II of the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.    Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the Township of Plainsboro, and State of New Jersey, on the 27th day of August, 2007.

MANAGED ACCOUNT SERIES
(Registrant)

By:	/S/ DONALD C. BURKE
(Donald C. Burke, Vice-President and Treasurer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

ROBERT C. DOLL* Robert C. Doll	President and Trustee (Principal Executive Officer)

DONALD C. BURKE* Donald C. Burke	Vice President and Treasurer (Principal Financial and Accounting Officer)

JAMES H. BODURTHA* James H. Bodurtha	Trustee

KENNETH A. FROOT* Kenneth A. Froot	Trustee

JOE GRILLS* Joe Grills	Trustee

HERBERT I. LONDON* Herbert I. London	Trustee

ROBERTA COOPER RAMO* Roberta Cooper Ramo	Trustee

ROBERT S. SALOMON, JR.* Robert S. Salomon, Jr.	Trustee

*By:	/S/ DONALD C. BURKE	August 27, 2007
(Donald C. Burke, Attorney-in-fact)

*	This amendment has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.

EXHIBIT INDEX

Exhibit Number		Description

4	(a)	Form of Investment Advisory Agreement between the Registrant and BlackRock Advisors, LLC (the “Manager”)

	(b)	Form of Fee Waiver and Expense Reimbursement Agreement between the Registrant and BlackRock Advisors, LLC

	(c)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Investment Management LLC

	(d)	Form of Sub-Advisory Agreement between BlackRock Advisors, LLC and BlackRock Financial Management LLC, Inc.

10		Consent of Deloitte & Touche LLP Independent Registered Public Accounting Firm for the Registrant.